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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2010 through April 30, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                  Pioneer High
                  Yield Fund

--------------------------------------------------------------------------------
                  Semiannual Report | April 30, 2011
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   TAHYX
Class B   TBHYX
Class C   PYICX
Class R   TYHRX
Class Y   TYHYX
Class Z   TAHZX




[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                           2
Portfolio Management Discussion                 4
Portfolio Summary                               8
Prices and Distributions                       10
Performance Update                             11
Comparing Ongoing Fund Expenses                17
Schedule of Investments                        19
Financial Statements                           50
Notes to Financial Statements                  60
Approval of Investment Advisory Agreement      70
Trustees, Officers and Service Providers       74


                      Pioneer High Yield Fund | Semiannual Report | 4/30/11    1

President's Letter


Dear Shareowner,

The U.S. economy is moving forward on a slow path to recovery. We believe the theme for the economy in 2011 may be modest but positive growth. The private sector is showing signs of slow but steady improvement, led by higher capital investment, solid exports, improved consumption, and gradually rising demand for consumer auto loans and commercial loans. At the same time, the risks to a steady recovery remain substantial, including the continued delays in the housing sector's recovery, rising oil prices, and the fiscal drag of U.S. federal and state budget cuts. We are concerned about the long-term risk of inflation in an environment of accommodative Fed policy, continued low nominal and "real" interest rates and rising commodity prices.

The recovery process may occur more slowly than many would like, and will almost certainly be accompanied by short-term market swings. But our investment professionals are finding good opportunities to invest. Through the first quarter of 2011, although bonds remained popular with investors, we believed there was value in the equity market. In both equity and bond markets, we are finding good opportunities to invest using the same disciplined approach we have used at Pioneer since 1928, which is to focus on identifying undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. For instance, bond markets certainly rewarded investors for most of 2010, even though equity valuations seemed quite reasonable and were inexpensive relative to bonds and compared with historic levels -- conditions which represented potentially good value for long-term investors.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer High Yield Fund | Semiannual Report | 4/30/11

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                      Pioneer High Yield Fund | Semiannual Report | 4/30/11    3

Portfolio Management Discussion | 4/30/11

Continuing a rally that started in early 2009, high-yield bonds posted solid returns during the six months ended April 30, 2011. In the interview below, Tracy Wright and Andrew Feltus talk about the market and the factors that affected the performance of Pioneer High Yield Fund during the period. Ms. Wright, vice president and portfolio manager, and Mr. Feltus, senior vice president and portfolio manager, are responsible for the daily management of the Fund.

Q  How did the Fund perform during the six months ended April 30, 2011?

A Over the six months ended April 30, 2011, Pioneer High Yield Fund Class A shares returned 12.60% at net asset value, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned 6.14% and 13.60%, respectively. Over the same period, the average return of the 514 mutual funds in Lipper's High Current Yield Funds category was 6.11%.

Q What was the investment backdrop like for high-yield bonds over the six months ended April 30, 2011?

A Stronger-than-expected U.S. economic data during the six-month period trumped risks presented on multiple fronts. Riskier assets, including high-yield securities, rallied despite political unrest in the Middle East, rising oil prices, European sovereign debt issues, and the Japanese earthquake/ tsunami crisis. Solid declines in initial unemployment claims, strong manufacturing reports, multi-year highs in certain consumer credit data, rebounding commercial and industrial loan demand and improved small business confidence, as well as continued accommodative monetary policy from the U.S. Federal Reserve Board (the Fed), all underpinned strong performance among riskier assets.

Q In that positive environment, what factors most contributed to the Fund's strong performance during the six months ended April 30, 2011?

A The Fund's out-of-benchmark investments in convertible bonds and equities were its primary performance drivers during the six-month period, although those positives were slightly offset by the underperformance of the Fund's bank-loan holdings. Overall security selection within the Fund's high-yield, convertibles and equity holdings bumped returns even higher. The performance of the Fund's convertible securities holdings outpaced that of the overall convertibles market, and the performance of the Fund's common stock holdings also handily beat the returns of the broader equity market, as measured by the Standard & Poor's 500 Index. From a sector perspective within high yield, the Fund's overweighting in real estate and


4    Pioneer High Yield Fund | Semiannual Report | 4/30/11
   underweighting in health care and autos contributed to relative performance, while underweightings in utilities and information technology detracted. The Fund's stock selection results were strongest in basic materials and health care, but were tempered somewhat by less favorable selection within information technology.

Q What was your investment strategy for the Fund during the six-month period ended April 30, 2011?

A The Fed's accommodative monetary policy, combined with an improved economic outlook, led us to believe that riskier assets would continue to outperform during the period, albeit at a slower pace. While we believed that high-yield securities were still attractive given the availability of credit to issuers, below-average default expectations, improved balance sheets and positive earnings, equities and convertibles also remained attractive investments and thus we maintained the Fund's allocations to those asset classes. Among all asset classes, we continued to find the commodity and industrial sectors attractive during the six-month period. That said, we remained mindful of possible monetary policy tightening in China and other developing nations that could have swayed our outlook for those sectors. We continued to focus on security selection as the primary means for the Fund to outperform the overall market.

Q Which Fund holdings contributed the most to benchmark-relative performance during the six months ended April 30, 2011, and which holdings detracted?

A The Fund's holdings of chemicals company Georgia Gulf common stock appreciated significantly due to the firm's vastly improved earnings, and an investment in the convertible securities of industrial distributor WESCO fared well for the same reason. Another chemicals company stock holding in the Fund's portfolio, LyondellBasell, benefited from weak natural gas prices relative to oil, and from its solid earnings growth and outlook. The bonds and convertible securities of real estate operating company Forest City Enterprises rose on the strength of improved earnings arising from lower vacancy rates. Lastly, oil services company Hercules Offshore, another Fund stock holding, rebounded from the sharp declines it had suffered after 2010's Gulf of Mexico oil disaster.

   On the downside, the Fund's holdings in the convertible securities of biopharmaceutical firm MannKind declined after receiving negative comments from the U.S. Food and Drug Administration on the company's diabetes treatment. The stock of electricity "smart meter" manufacturer Itron lagged due to tepid financial results and uncertain earnings guidance. Finally, the Fund's stock holdings in GeoEye, a satellite imagery operator, underperformed in the wake of concerns about potential government budget cuts.


                      Pioneer High Yield Fund | Semiannual Report | 4/30/11    5

Q  What is your outlook?

A We continue to believe that the high-yield asset class will outperform. We think the current environment for issuers of high-yield bonds could not be better, with very low default expectations, an open market for issuance, a very accommodative Fed ensuring low borrowing costs, solid balance sheets, and a much-improved economic environment. Current yield spreads reflect those factors. Additionally, we believe that consolidation activity likely will be a positive factor. We do expect some tightening as well as modest capital appreciation from here, as asset flows into the high-yield market continue to be strong. During initial periods of inflation, high-yield securities have tended to do well relative to other fixed-income asset classes that are much more sensitive to rising rates. We do not believe inflation to be an immediate threat; however, we are watching it closely given the recent stratospheric rise in oil and other commodity prices.

Note to Shareholders: Effective March 1, 2010, the Fund's convertible bond market benchmark was changed from the BofA ML Index of Convertible Bonds (Speculative Quality) to the BofA ML All-Convertibles Speculative Quality Index, because the Fund's adviser believes that the BofA ML All-Convertibles Speculative Quality Index is a more appropriate convertible bond index for the Fund. For comparison purposes, Pioneer continued to report performance for the Fund's former convertible bond benchmark, the BofA ML Index of Convertible Bonds (Speculative Quality), in the April 2010 semiannual report of the Fund and the October 2010 annual report of the Fund. Effective with this April 2011 semiannual report, returns for only the two current Fund benchmarks, the BofA ML High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, will be provided in the Fund's shareholder reports.

Please refer to the Schedule of Investments on pages 19-49 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations. These risks may increase share price volatility. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic,


6    Pioneer High Yield Fund | Semiannual Report | 4/30/11
political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


                      Pioneer High Yield Fund | Semiannual Report | 4/30/11    7

Portfolio Summary | 4/30/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)



[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                           44.2%
Convertible Corporate  Bonds                   18.7%
U.S. Common Stocks                             14.8%
Temporary Cash Investments                      8.3%
Senior Secured Loans                            6.5%
Preferred Stocks                                4.2%
Municipal Bonds                                 3.1%
Asset Backed Securities                         0.1%
Collateralized Mortgage Obligations             0.1%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                                    21.6%
Materials                                      20.3%
Health Care                                    16.9%
Financials                                     14.3%
Information Technology                          8.7%
Energy                                          6.9%
Consumer Discretionary                          5.9%
Utilities                                       3.1%
Telecommunication Services                      1.6%
Consumer Staples                                0.7%


8    Pioneer High Yield Fund | Semiannual Report | 4/30/11

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term securities; based on Standard & Poor's ratings)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BBB                                             0.8%
BB                                             27.0%
B                                              46.5%
CCC & Lower                                    12.6%
Not Rated                                      11.1%
Cash Equivalents                                2.0%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

    1.    WESCO International, Inc., 6.0%, 9/15/29              2.46%
--------------------------------------------------------------------------------
    2.    Forest City Enterprises, Inc., 7.0%, 12/31/49         2.02
--------------------------------------------------------------------------------
    3.    Forest City Enterprises, 6.5%, 2/1/17                 1.88
--------------------------------------------------------------------------------
    4.    Tesoro Corp., 6.625%, 11/1/15                         1.88
--------------------------------------------------------------------------------
    5.    Nova Chemicals Corp., 7.875%, 9/15/25                 1.76
--------------------------------------------------------------------------------
    6.    Georgia Gulf Corp.                                    1.32
--------------------------------------------------------------------------------
    7.    LyondellBasell Industries NV                          1.31
--------------------------------------------------------------------------------
    8.    Roper Industries, Inc., 1.4813%, 1/15/34              1.19
--------------------------------------------------------------------------------
    9.    Massey Energy Co., 3.25%, 8/1/15                      1.12
--------------------------------------------------------------------------------
   10.    Wesco Distribution, Inc., 7.5%, 10/15/17              1.06
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                      Pioneer High Yield Fund | Semiannual Report | 4/30/11    9

Prices and Distributions | 4/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                          4/30/11                    10/31/10
--------------------------------------------------------------------------------
       A                            $  10.82                   $  9.88
--------------------------------------------------------------------------------
       B                            $  10.90                   $  9.95
--------------------------------------------------------------------------------
       C                            $  11.00                   $ 10.04
--------------------------------------------------------------------------------
       R                            $  12.09                   $ 11.03
--------------------------------------------------------------------------------
       Y                            $  10.82                   $  9.88
--------------------------------------------------------------------------------
       Z                            $  10.82                   $  9.86
--------------------------------------------------------------------------------

Distributions per Share: 11/1/10-4/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment          Short-Term          Long-Term
     Class                Income             Capital Gains       Capital Gains
--------------------------------------------------------------------------------
       A                $ 0.2891                  $ --               $ --
--------------------------------------------------------------------------------
       B                $ 0.2444                  $ --               $ --
--------------------------------------------------------------------------------
       C                $ 0.2549                  $ --               $ --
--------------------------------------------------------------------------------
       R                $ 0.2983                  $ --               $ --
--------------------------------------------------------------------------------
       Y                $ 0.3061                  $ --               $ --
--------------------------------------------------------------------------------
       Z                $ 0.3037                  $ --               $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indexes defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 11-16.


10    Pioneer High Yield Fund | Semiannual Report | 4/30/11

Performance Update | 4/30/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.


                        Average Annual Total Returns
                           (As of April 30, 2011)
--------------------------------------------------------------------------------
                                           Net             Public
                                           Asset Value     Offering
Period                                     (NAV)           Price (POP)
--------------------------------------------------------------------------------
 10 Years                                    8.67%           8.17%
 5 Years                                     7.96            6.98
 1 Year                                     17.88           12.53
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                            Gross           Net
--------------------------------------------------------------------------------
                                             1.18%           1.18%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                     BofA ML
                                               BofA ML          All-Convertibles
                        Pioneer High         High Yield           Speculative
                         Yield Fund        Master II Index       Quality Index
                         ----------        ---------------       -------------
4/01                         9550               10000                10000
                            10425                9301                10349
4/03                        11115                9431                11136
                            13101               11265                12777
4/05                        13401               11190                13604
                            14945               13023                14837
4/07                        16738               14515                16679
                            16833               14359                16541
4/09                        12265               10447                14111
                            18598               14954                20349
4/11                        21923               17328                23071

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    11

Performance Update | 4/30/11                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.


                       Average Annual Total Returns
                          (As of April 30, 2011)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                   7.88%          7.88%
 5 Years                                    7.22           7.22
 1 Year                                    17.15          13.15
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                           Gross          Net
--------------------------------------------------------------------------------
                                            1.96%          1.96%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                     BofA ML
                                               BofA ML          All-Convertibles
                        Pioneer High         High Yield           Speculative
                         Yield Fund        Master II Index       Quality Index
                         ----------        ---------------       -------------
4/01                        10000               10000                10000
                            10844                9301                10349
4/03                        11468                9431                11136
                            13418               11265                12777
4/05                        13620               11190                13604
                            15073               13023                14837
4/07                        16769               14515                16679
                            16743               14359                16541
4/09                        12124               10447                14111
                            18234               14954                20349
4/11                        21361               17328                23071

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer High Yield Fund | Semiannual Report | 4/30/11

Performance Update | 4/30/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.


                       Average Annual Total Returns
                          (As of April 30, 2011)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                   7.90%          7.90%
 5 Years                                    7.24           7.24
 1 Year                                    17.16          17.16
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                           Gross          Net
--------------------------------------------------------------------------------
                                            1.88%          1.88%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                     BofA ML
                                               BofA ML          All-Convertibles
                        Pioneer High         High Yield           Speculative
                         Yield Fund        Master II Index       Quality Index
                         ----------        ---------------       -------------
4/01                        10000               10000                10000
                            10834                9301                10349
4/03                        11473                9431                11136
                            13419               11265                12777
4/05                        13618               11190                13604
                            15078               13023                14837
4/07                        16768               14515                16679
                            16734               14359                16541
4/09                        12127               10447                14111
                            18252               14954                20349
4/11                        21384               17328                23071

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    13

Performance Update | 4/30/11                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.


                       Average Annual Total Returns
                          (As of April 30, 2011)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                   8.41%          8.41%
 5 Years                                    7.74           7.74
 1 Year                                    17.62          17.62
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                           Gross          Net
--------------------------------------------------------------------------------
                                            1.49%          1.49%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                     BofA ML
                                               BofA ML          All-Convertibles
                        Pioneer High         High Yield           Speculative
                         Yield Fund        Master II Index       Quality Index
                         ----------        ---------------       -------------
4/01                        10000               10000                10000
                            10865                9301                10349
4/03                        11529                9431                11136
                            13626               11265                12777
4/05                        13881               11190                13604
                            15441               13023                14837
4/07                        17235               14515                16679
                            17292               14359                16541
4/09                        12605               10447                14111
                            19062               14954                20349
4/11                        22420               17328                23071

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer High Yield Fund | Semiannual Report | 4/30/11

Performance Update | 4/30/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.


                       Average Annual Total Returns
                          (As of April 30, 2011)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                    9.09%          9.09%
 5 Years                                     8.49           8.49
 1 Year                                     18.44          18.44
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                             0.79%          0.79%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                                     BofA ML
                                               BofA ML          All-Convertibles
                        Pioneer High         High Yield           Speculative
                         Yield Fund        Master II Index       Quality Index
                         ----------        ---------------       -------------
4/01                       5000000             5000000               5000000
                           5470885             4650379               5174542
4/03                       5855564             4715270               5568005
                           6907950             5632583               6388667
4/05                       7089430             5594888               6801992
                           7943594             6511716               7418660
4/07                       8935570             7257634               8339503
                           9021666             7179632               8270479
4/09                       6621740             5223406               7055590
                          10078662             7477076              10174439
4/11                      11937327             8663794              11535648

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    15

Performance Update | 4/30/11                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.


                       Average Annual Total Returns
                          (As of April 30, 2011)
--------------------------------------------------------------------------------
                                           If             If
Period                                     Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                    8.84%          8.84%
 5 Years                                     8.30           8.30
 1 Year                                     18.96          18.96
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2011)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                             0.98%          0.85%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                                     BofA ML
                                               BofA ML          All-Convertibles
                        Pioneer High         High Yield           Speculative
                         Yield Fund        Master II Index       Quality Index
                         ----------        ---------------       -------------
4/01                        10000               10000                10000
                            10919                9301                10349
4/03                        11641                9431                11136
                            13722               11265                12777
4/05                        14035               11190                13604
                            15653               13023                14837
4/07                        17530               14515                16679
                            17722               14359                16541
4/09                        13014               10447                14111
                            19604               14954                20349
4/11                        23322               17328                23071

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares for periods prior to their inception on July 6, 2007 would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2012, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


16    Pioneer High Yield Fund | Semiannual Report | 4/30/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from November 1, 2010 through April 30, 2011.


---------------------------------------------------------------------------------------------------------------------------
 Share Class                    A                B                C                R                Y                Z
---------------------------------------------------------------------------------------------------------------------------
 Beginning Account          $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 11/1/10
---------------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $ 1,126.00       $ 1,121.40       $ 1,122.40       $ 1,124.70       $ 1,127.90       $ 1,129.90
 (after expenses)
 on 4/30/11
---------------------------------------------------------------------------------------------------------------------------
 Expenses Paid              $     5.90       $    10.47       $     9.74       $     7.27       $     4.12       $     4.49
 During Period*
---------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.12%, 1.99%, 1.85%, 1.38%, 0.78% and 0.85% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2010 through April 30, 2011.


---------------------------------------------------------------------------------------------------------------------------
 Share Class                  A              B              C              R              Y              Z
---------------------------------------------------------------------------------------------------------------------------
 Beginning Account        $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00
 Value on 11/1/10
---------------------------------------------------------------------------------------------------------------------------
 Ending Account Value     $ 1,019.24     $ 1,014.93     $ 1,015.62     $ 1,017.95     $ 1,020.93     $ 1,020.58
 (after expenses)
 on 4/30/11
---------------------------------------------------------------------------------------------------------------------------
 Expenses Paid            $     5.61     $     9.94     $     9.25     $     6.90     $     3.91     $     4.26
 During Period*
---------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.12%, 1.99%, 1.85%, 1.38%, 0.78% and 0.85% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


18    Pioneer High Yield Fund | Semiannual Report | 4/30/11

Schedule of Investments | 4/30/11 (unaudited)


---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                         CONVERTIBLE CORPORATE BONDS -- 19.4%
                                         ENERGY -- 2.4%
                                         Coal & Consumable Fuels -- 1.1%
 1,000,000                      B-/NR    International Coal Group, Inc.,
                                         4.0%, 4/1/17                                $    2,063,750
 3,200,000                    CCC+/B2    James River Coal Co., 3.125%, 3/15/18            3,328,000
30,858,000                     BB-/NR    Massey Energy Co., 3.25%, 8/1/15                34,753,823
                                                                                     --------------
                                                                                     $   40,145,573
---------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 0.5%
10,598,000                      B+/NR    Exterran Holdings, Inc., 4.25%, 6/15/14     $   12,386,413
 2,034,000                    CCC+/NR    Newpark Resources, Inc., 4.0%, 10/1/17           2,295,878
                                                                                     --------------
                                                                                     $   14,682,291
---------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 0.8%
25,033,000                    BB+/Ba3    Chesapeake Energy, 2.5%, 5/15/37            $   27,442,426
                                                                                     --------------
                                         Total Energy                                $   82,270,290
---------------------------------------------------------------------------------------------------
                                         MATERIALS -- 0.2%
                                         Steel -- 0.2%
 5,200,000                     BB+/NR    Steel Dynamics, Inc., 5.125%,
                                         6/15/14 (b)                                 $    6,493,760
                                                                                     --------------
                                         Total Materials                             $    6,493,760
---------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 4.9%
                                         Construction & Farm Machinery & Heavy Trucks -- 0.9%
 3,800,000                      NR/NR    Greenbrier Cos, Inc., 3.5%, 4/1/18          $    3,904,500
17,300,000                       B/B1    Navistar International Corp., 3.0%,
                                         10/15/14                                        26,317,625
                                                                                     --------------
                                                                                     $   30,222,125
---------------------------------------------------------------------------------------------------
                                         Electrical Components & Equipment -- 1.6%
10,874,000                       B/B2    General Cable Corp., 4.5%, 11/15/29         $   16,691,590
34,357,000                    BB+/Ba1    Roper Industries, Inc., 1.4813%, 1/15/34        36,890,829
                                                                                     --------------
                                                                                     $   53,582,419
---------------------------------------------------------------------------------------------------
                                         Trading Companies & Distributors -- 2.4%
32,627,000                       B/NR    WESCO International, Inc., 6.0%,
                                         9/15/29                                     $   76,347,180
                                                                                     --------------
                                         Total Capital Goods                         $  160,151,724
---------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.7%
                                         Airlines -- 0.1%
 2,575,000                    CCC+/B3    Continental Airlines, Inc., 4.5%, 1/15/15   $    3,640,406
---------------------------------------------------------------------------------------------------
                                         Marine -- 0.6%
 5,993,000                      NR/NR    DryShips, Inc., 5.0%, 12/1/14               $    5,813,210
16,398,000                      CC/Ca    Horizon Lines, 4.25%, 8/15/12 (b)               13,999,793
                                                                                     --------------
                                                                                     $   19,813,003
                                                                                     --------------
                                         Total Transportation                        $   23,453,409
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    19

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 1.0%
                                           Automobile Manufacturers -- 1.0%
16,811,000                      B+/Ba3     Ford Motor Co., 4.25%, 11/15/16 (b)       $   31,352,515
                                                                                     --------------
                                           Total Automobiles & Components            $   31,352,515
---------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 0.5%
                                           Homebuilding -- 0.5%
11,230,000                     BB-/Ba3     D.R. Horton, Inc., 2.0%, 5/15/14          $   12,914,500
 3,015,000                       B+/B3     Lennar Corp., 2.75%, 12/15/20                  3,331,575
                                                                                     --------------
                                                                                     $   16,246,075
                                                                                     --------------
                                           Total Consumer Durables & Apparel         $   16,246,075
---------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.2%
                                           Broadcasting -- 0.2%
 5,275,000                    BB-/Caa1     XM Satellite Radio, Inc., 7.0%, 12/1/14   $    7,688,313
                                                                                     --------------
                                           Total Media                               $    7,688,313
---------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.2%
                                           Automotive Retail -- 0.2%
 5,825,000                     B-/Caa3     Sonic Automotive, Inc., 5.0%, 10/1/29     $    7,587,063
                                                                                     --------------
                                           Total Retailing                           $    7,587,063
---------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.3%
                                           Tobacco -- 0.3%
 9,065,000                     B-/Caa1     Alliance One International, Inc., 5.5%,
                                           7/15/14 (b)                               $    9,665,556
                                                                                     --------------
                                           Total Food, Beverage & Tobacco            $    9,665,556
---------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 1.7%
                                           Health Care Equipment -- 0.5%
13,025,000                      BB+/NR     Hologic, Inc., 2.0%, 12/15/37 (b)         $   15,711,406
---------------------------------------------------------------------------------------------------
                                           Health Care Services -- 0.3%
 9,421,000                       B+/B2     Omnicare, Inc., 3.25%, 12/15/35           $    8,808,635
---------------------------------------------------------------------------------------------------
                                           Health Care Supplies -- 0.3%
 9,460,000                       B-/NR     Alere, Inc., 3.0%, 5/15/16                $   10,394,175
---------------------------------------------------------------------------------------------------
                                           Health Care Technology -- 0.6%
 8,600,000                       NR/NR     WebMD Health Corp., 2.25%, 3/31/16        $    8,653,750
10,825,000                       NR/NR     WebMD Health Corp., 2.5%, 1/31/18             11,501,563
                                                                                     --------------
                                                                                     $   20,155,313
                                                                                     --------------
                                           Total Health Care Equipment & Services    $   55,069,529
---------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS & BIOTECHNOLOGY -- 2.5%
                                           Biotechnology -- 2.5%
 9,250,000                        B/NA     BioMarin Pharmaceutical, Inc.,
                                           1.875%, 4/23/17                           $   13,192,813
 5,500,000                       NR/NR     Cubist Pharmaceuticals, Inc.,
                                           2.25%, 6/15/13                                 6,792,500

The accompanying notes are an integral part of these financial statements.

20    Pioneer High Yield Fund | Semiannual Report | 4/30/11

------------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                       Value
------------------------------------------------------------------------------------------------------
                                           Biotechnology -- (continued)
13,876,000                       NR/NR     Cubist Pharmaceuticals, Inc.,
                                           2.5%, 11/1/17                                $   18,524,460
19,255,000                       NA/NA     MannKind Corp., 3.75%, 12/15/13                   9,940,394
24,210,000                       NR/NR     Vertex Pharmaceuticals, Inc.,
                                           3.35%, 10/1/15 (b)                               31,261,163
                                                                                        --------------
                                                                                        $   79,711,330
                                                                                        --------------
                                           Total Pharmaceuticals & Biotechnology        $   79,711,330
------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.1%
                                           Consumer Finance -- 0.1%
 4,150,000                       NA/NA     Dollar Financial, 2.875%,
                                           6/30/27 (144A) (b)                           $    4,513,125
                                                                                        --------------
                                           Total Diversified Financials                 $    4,513,125
------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.6%
                                           Office Real Estate Investment Trusts -- 0.4%
 7,740,000                       NR/B1     Lexington Realty Trust, 6.0%,
                                           1/15/30 (144A)                               $   11,377,800
------------------------------------------------------------------------------------------------------
                                           Specialized Real Estate Investment Trusts -- 0.2%
 4,785,000                      BB+/NR     Host Hotels & Resorts LP, 2.5%,
                                           10/15/29                                     $    6,722,925
                                                                                        --------------
                                           Total Real Estate                            $   18,100,725
------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 1.0%
                                           Application Software -- 1.0%
10,815,000                       NR/NR     Mentor Graphics Corp., 4.0%, 4/1/31 (b)      $   11,207,044
16,772,000                      BB-/NR     Nuance Communications, 2.75%,
                                           8/15/27                                          21,447,195
                                                                                        --------------
                                                                                        $   32,654,239
                                                                                        --------------
                                           Total Software & Services                    $   32,654,239
------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                           Communications Equipment -- 0.2%
 4,430,000                       NR/NR     InterDigital, Inc., 2.5%, 3/15/16            $    4,956,063
------------------------------------------------------------------------------------------------------
                                           Technology Distributors -- 0.2%
 1,570,000                       B+/NR     Anixter International, Inc., 1.0%, 2/15/13   $    2,072,400
 4,000,000                       B+/NR     Anixter International, Inc., 1.0%,
                                           2/15/13 (144A)                                    5,280,000
                                                                                        --------------
                                                                                        $    7,352,400
                                                                                        --------------
                                           Total Technology Hardware & Equipment        $   12,308,463
------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS -- 1.5%
                                           Semiconductors -- 1.5%
16,464,000                       BB/NR     ON Semiconductor Corp., 2.625%,
                                           12/15/26                                     $   20,209,560
 6,975,000                       NR/NR     SunPower Corp., 4.5%, 3/15/15                     8,021,250
16,544,000                       NR/NR     SunPower Corp., 4.75%, 4/15/14                   18,281,120

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    21

-------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (d)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------------
                                                Semiconductors -- (continued)
  1,000,000                            B/NR     Suntech Power, 3.0%, 3/15/13             $      932,500
                                                                                         --------------
                                                                                         $   47,444,430
                                                                                         --------------
                                                Total Semiconductors                     $   47,444,430
-------------------------------------------------------------------------------------------------------
                                                TELECOMMUNICATION SERVICES -- 1.0%
                                                Integrated Telecommunication Services -- 1.0%
  9,000,000                            B/NR     Ciena Corp., 0.875%, 7/15/17 (b)         $    8,887,500
  8,963,000                           B+/B1     MasTec, Inc., 4.0%, 6/15/14                  14,239,966
  5,775,000                           NR/NR     MasTec, Inc., 4.25%, 12/15/14                 9,420,758
                                                                                         --------------
                                                                                         $   32,548,224
                                                                                         --------------
                                                Total Telecommunication Services         $   32,548,224
-------------------------------------------------------------------------------------------------------
                                                UTILITIES -- 0.2%
                                                Multi-Utilities -- 0.2%
  4,185,000                         BB+/Ba1     CMS Energy Corp., 5.5%, 6/15/29          $    6,094,406
                                                                                         --------------
                                                Total Utilities                          $    6,094,406
-------------------------------------------------------------------------------------------------------
                                                TOTAL CONVERTIBLE CORPORATE BONDS
                                                (Cost $457,499,489)                      $  633,353,176
-------------------------------------------------------------------------------------------------------
 Shares
-------------------------------------------------------------------------------------------------------
                                                PREFERRED STOCKS -- 4.4%
                                                ENERGY -- 0.3%
                                                Oil & Gas Exploration & Production -- 0.3%
     59,180                                     Petroquest Energy, 6.875%, 12/31/49      $    2,692,690
     46,800                                     SandRidge Energy, Inc., 8.5%, 12/31/99        8,228,376
                                                                                         --------------
                                                                                         $   10,921,066
                                                                                         --------------
                                                Total Energy                             $   10,921,066
-------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 0.5%
                                                Electrical Components & Equipment -- 0.5%
     68,400                                     General Cable Corp., 5.75%, 11/24/13     $   16,612,650
                                                                                         --------------
                                                Total Capital Goods                      $   16,612,650
-------------------------------------------------------------------------------------------------------
                                                AUTOMOBILES & COMPONENTS -- 0.3%
                                                Tires & Rubber -- 0.3%
    136,100                                     Goodyear Tire & Rubber Co., 5.875%,
                                                4/1/14*                                  $    8,136,058
                                                                                         --------------
                                                Total Automobiles & Components           $    8,136,058
-------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                                                Health Care Supplies -- 0.9%
    111,095                                     Alere, Inc., 3.0%, 12/31/49*             $   30,204,509
                                                                                         --------------
                                                Total Health Care Equipment & Services   $   30,204,509
-------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 0.5%
                                                Consumer Finance -- 0.1%
      3,250                                     Ally Financial, Inc., 7.0%, 12/31/49     $    3,023,109
-------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

22    Pioneer High Yield Fund | Semiannual Report | 4/30/11

----------------------------------------------------------------------------------------------
              Floating    S&P/Moody's
 Shares       Rate (d)    Ratings                                               Value
----------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- 0.4%
    313,500                               2009 Dole Food Automatic Common
                                          Exchange Security Trust*              $    4,329,435
    284,000                               GMAC Capital Trust I*                      7,372,640
                                                                                --------------
                                                                                $   11,702,075
                                                                                --------------
                                          Total Diversified Financials          $   14,725,184
----------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 1.9%
                                          Real Estate Operating Companies -- 1.9%
    899,012                               Forest City Enterprises, Inc., 7.0%,
                                          12/31/49                              $   62,679,117
                                                                                --------------
                                          Total Real Estate                     $   62,679,117
----------------------------------------------------------------------------------------------
                                          TOTAL PREFERRED STOCKS
                                          (Cost $105,008,851)                   $  143,278,584
----------------------------------------------------------------------------------------------
                                          COMMON STOCKS -- 15.3%
                                          ENERGY -- 1.0%
                                          Integrated Oil & Gas -- 0.4%
    185,100                               Marathon Oil Corp.                    $   10,002,804
     99,500                               QEP Resources, Inc.                        4,251,635
                                                                                --------------
                                                                                $   14,254,439
----------------------------------------------------------------------------------------------
                                          Oil & Gas Drilling -- 0.4%
  1,265,837                               Hercules Offshore, Inc.*(b)           $    7,943,127
     63,739                               Transocean, Ltd.*                          4,637,012
                                                                                --------------
                                                                                $   12,580,139
----------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 0.2%
    543,713                               SandRidge Energy, Inc.*(b)            $    6,720,293
                                                                                --------------
                                          Total Energy                          $   33,554,871
----------------------------------------------------------------------------------------------
                                          MATERIALS -- 4.0%
                                          Commodity Chemicals -- 1.3%
  1,038,023                               Georgia Gulf Corp.*                   $   40,877,346
----------------------------------------------------------------------------------------------
                                          Construction Materials -- 0.2%
    146,894                               Texas Industries, Inc. (b)            $    6,194,520
----------------------------------------------------------------------------------------------
                                          Diversified Chemical -- 1.5%
     88,242                               FMC Corp.                             $    7,790,004
    910,377                               LyondellBasell Industries NV*             40,511,777
                                                                                --------------
                                                                                $   48,301,781
----------------------------------------------------------------------------------------------
                                          Diversified Metals & Mining -- 1.0%
  4,128,459                               Blaze Recycling & Metals LLC          $    2,848,637
    486,960                               Freeport-McMoRan Copper & Gold, Inc.
                                          (Class B)                                 26,797,409
  2,600,200                               Polymet Mining Corp.*                      5,252,404
                                                                                --------------
                                                                                $   34,898,450
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    23

----------------------------------------------------------------------------------------------
              Floating   S&P/Moody's
 Shares       Rate (d)   Ratings                                                Value
----------------------------------------------------------------------------------------------
                                          Steel -- 0.0%
     27,854                               KNIA Holdings, Inc.*                  $      194,698
                                                                                --------------
                                          Total Materials                       $  130,466,795
----------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 3.8%
                                          Aerospace & Defense -- 1.7%
    468,257                               BE Aerospace, Inc.*                   $   18,070,038
    375,903                               DigitalGlobe, Inc.*                       10,901,187
    198,829                               Geoeye, Inc.*                              7,374,568
    201,875                               ITT Corp.                                 11,666,356
    468,500                               Orbital Sciences Corp.*                    8,821,855
                                                                                --------------
                                                                                $   56,834,004
----------------------------------------------------------------------------------------------
                                          Building Products -- 0.2%
    160,212                               Lennox International, Inc.            $    7,787,905
----------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy Trucks -- 0.3%
    519,502                               Commercial Vehicle Group, Inc.*       $    8,966,605
----------------------------------------------------------------------------------------------
                                          Electrical Components & Equipment -- 1.0%
    228,655                               Cooper Industries Plc                 $   15,079,797
    321,400                               General Cable Corp.*(b)                   15,587,900
                                                                                --------------
                                                                                $   30,667,697
----------------------------------------------------------------------------------------------
                                          Industrial Machinery -- 0.6%
    209,580                               ESCO Technologies, Inc.               $    7,687,394
    246,086                               Kennametal, Inc.                          10,389,751
                                                                                --------------
                                                                                $   18,077,145
                                                                                --------------
                                          Total Capital Goods                   $  122,333,356
----------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.9%
                                          Casinos & Gaming -- 0.2%
    216,287                               International Game Technology, Inc.   $    3,826,117
     68,300                               WMS Industries, Inc.*                      2,240,240
                                                                                --------------
                                                                                $    6,066,357
----------------------------------------------------------------------------------------------
                                          Restaurants -- 0.4%
    314,243                               Starbucks Corp.                       $   11,372,454
----------------------------------------------------------------------------------------------
                                          Specialized Consumer Services -- 0.3%
    879,620                               Service Corp. International (b)       $   10,353,127
                                                                                --------------
                                          Total Consumer Services               $   27,791,938
----------------------------------------------------------------------------------------------
                                          RETAILING -- 0.1%
                                          Automotive Retail -- 0.1%
    149,974                               Sonic Automotive, Inc. (b)            $    2,114,633
                                                                                --------------
                                          Total Retailing                       $    2,114,633
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer High Yield Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------
               Floating   S&P/Moody's
 Shares        Rate (d)   Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.1%
                                           Tobacco -- 0.1%
  1,076,613                                Alliance One International, Inc.*        $    4,295,686
                                                                                    --------------
                                           Total Food, Beverage & Tobacco           $    4,295,686
--------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                           Health Care Supplies -- 0.1%
     70,500                                Alere, Inc.*(b)                          $    2,618,370
--------------------------------------------------------------------------------------------------
                                           Managed Health Care -- 0.7%
    225,580                                Aetna, Inc.                              $    9,334,500
    166,600                                CIGNA Corp.                                   7,801,878
    151,300                                United Healthcare Group, Inc.                 7,448,499
                                                                                    --------------
                                                                                    $   24,584,877
                                                                                    --------------
                                           Total Health Care Equipment & Services   $   27,203,247
--------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS & BIOTECHNOLOGY -- 1.6%
                                           Life Sciences Tools & Services -- 1.6%
    140,556                                Bio-Rad Laboratories, Inc.*              $   17,586,367
    302,262                                Thermo Fisher Scientific, Inc.*              18,132,697
    156,992                                Waters Corp.*                                15,385,216
                                                                                    --------------
                                                                                    $   51,104,280
                                                                                    --------------
                                           Total Pharmaceuticals & Biotechnology    $   51,104,280
--------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.2%
                                           Asset Management & Custody Banks -- 0.1%
     78,874                                Legg Mason, Inc. (b)                     $    2,930,169
--------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.1%
     10,500                                CME Group, Inc.                          $    3,105,585
                                                                                    --------------
                                           Total Diversified Financials             $    6,035,754
--------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.2%
                                           Mortgage Real Estate Investment Trusts -- 0.2%
    452,359                                Annaly Capital Management, Inc.          $    8,070,085
                                                                                    --------------
                                           Total Real Estate                        $    8,070,085
--------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.3%
                                           Application Software -- 0.3%
    202,200                                Blackboard, Inc.*(b)                     $    9,727,842
                                                                                    --------------
                                           Total Software & Services                $    9,727,842
--------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 1.0%
                                           Communications Equipment -- 0.2%
    108,400                                Research In Motion, Ltd.*                $    5,273,660
--------------------------------------------------------------------------------------------------
                                           Electronic Equipment & Instruments -- 0.3%
    191,118                                Itron, Inc.*(b)                          $   10,402,553
--------------------------------------------------------------------------------------------------
                                           Electronic Manufacturing Services -- 0.3%
    315,100                                TE Connectivity, Ltd.                    $   11,296,335
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    25

-------------------------------------------------------------------------------------------------------
                    Floating   S&P/Moody's
 Shares             Rate (d)   Ratings                                                   Value
-------------------------------------------------------------------------------------------------------
                                                Technology Distributors -- 0.2%
      352,400                                   Ingram Micro, Inc.*                      $    6,600,452
                                                                                         --------------
                                                Total Technology Hardware & Equipment    $   33,573,000
-------------------------------------------------------------------------------------------------------
                                                SEMICONDUCTORS -- 0.4%
                                                Semiconductors -- 0.4%
    1,521,500                                   PMC - Sierra, Inc.*                      $   12,202,430
                                                                                         --------------
                                                Total Semiconductors                     $   12,202,430
-------------------------------------------------------------------------------------------------------
                                                TELECOMMUNICATION SERVICES -- 0.3%
                                                Integrated Telecommunication Services -- 0.3%
      806,500                                   Windstream Corp. (b)                     $   10,331,265
                                                                                         --------------
                                                Total Telecommunication Services         $   10,331,265
-------------------------------------------------------------------------------------------------------
                                                UTILITIES -- 0.6%
                                                Multi-Utilities -- 0.6%
      676,534                                   CMS Energy Corp. (b)                     $   13,395,373
       91,200                                   Public Service Enterprise Group, Inc.         2,933,904
       64,600                                   Sempra Energy                                 3,559,460
                                                                                         --------------
                                                                                         $   19,888,737
                                                                                         --------------
                                                Total Utilities                          $   19,888,737
-------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS
                                                (Cost $325,540,397)                      $  498,693,919
-------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------------------
                                                ASSET BACKED SECURITIES -- 0.1%
                                                BANKS -- 0.1%
                                                Thrifts & Mortgage Finance -- 0.1%
    2,510,000           0.68       CCC/Baa2     Bear Stearns Asset Backed Securities,
                                                Inc., Floating Rate Note, 1/25/47        $    1,101,132
    1,545,246           0.96       AAA/Caa2     FBR Securitization Trust, Floating Rate
                                                Note, 10/25/35                                  977,019
                                                                                         --------------
                                                                                         $    2,078,151
                                                                                         --------------
                                                Total Banks                              $    2,078,151
-------------------------------------------------------------------------------------------------------
                                                TOTAL ASSET BACKED SECURITIES
                                                (Cost $2,246,146)                        $    2,078,151
-------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

26    Pioneer High Yield Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
                                         TELECOMMUNICATION SERVICES -- 0.1%
                                         Integrated Telecommunication Services -- 0.1%
 1,585,000                      NA/B2    Global Tower Partners Acquisition, 7.87%,
                                         5/15/37                                    $    1,632,709
                                                                                    --------------
                                         Total Telecommunication Services           $    1,632,709
--------------------------------------------------------------------------------------------------
                                         TOTAL COLLATERALIZED MORTGAGE
                                         OBLIGATIONS
                                         (Cost $1,204,546)                          $    1,632,709
--------------------------------------------------------------------------------------------------
                                         CORPORATE BONDS -- 46.0%
                                         ENERGY -- 8.0%
                                         Coal & Consumable Fuels -- 0.1%
   700,000                     B/Caa1    Foresight Energy LLC, 9.625%,
                                         8/15/17 (144A)                             $      757,750
 3,127,000                       B/B3    Murray Energy Corp., 10.25%, 10/15/15           3,361,525
                                                                                    --------------
                                                                                    $    4,119,275
--------------------------------------------------------------------------------------------------
                                         Oil & Gas Drilling -- 0.5%
15,825,000                      B-/B3    Offshore Group Investments, 11.5%,
                                         8/1/15                                     $   17,664,656
--------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 0.8%
 5,724,000                      B+/B1    American Petroleum, 10.25%, 5/1/15         $    6,067,440
 4,045,000                      B+/B1    Complete Production Service, 8.0%,
                                         12/15/16                                        4,267,475
13,565,000                      B-/B2    Expro Finance Luxembourg SCA, 8.5%,
                                         12/15/16 (b)                                   13,259,788
 1,325,000                      BB/B2    Frac Tech Services LLC, 7.125%,
                                         11/15/18                                        1,411,125
                                                                                    --------------
                                                                                    $   25,005,828
--------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 3.9%
 3,425,000                     BB-/B2    Berry Petroleum Co., 6.75%, 11/1/20 (b)    $    3,553,438
 2,561,000                      B-/B3    Carrizo Oil & Gas, Inc., 8.625%,
                                         10/15/18                                        2,733,868
 2,155,000                    B-/Caa1    Chaparral Energy, Inc., 8.25%, 9/1/21           2,278,913
 3,580,000                       B/B2    Comstock Resources, Inc., 7.75%,
                                         4/1/19                                          3,678,450
 3,780,000                    B-/Caa1    Energy Partners, Ltd., 8.25%, 2/15/18           3,751,650
 6,075,000                  CCC+/Caa1    Goodrich Petroleum Corp., 8.875%,
                                         3/15/19                                         6,135,750
15,705,000                     BB-/B2    Hilcorp Energy, 7.75%, 11/1/15 (144A)          16,274,306
 7,150,000                       B/B2    Linn Energy LLC, 8.625%,
                                         4/15/20 (144A)                                  7,900,750
 2,100,000                    B-/Caa1    Oasis Petroleum, Inc., 7.25%, 8/1/11            2,121,000
 6,045,000                     BB-/B2    Penn Virginia Corp., 7.25%, 4/15/19             6,097,894
 5,250,000                      B+/B3    Petrohawk Energy Corp., 7.25%,
                                         8/15/18 (144A)                                  5,578,125

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    27

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- (continued)
 3,150,000                     BB-/B1     Plains Exploration & Production Co.,
                                          6.625%, 5/1/21                                 3,169,688
 3,830,000                     BB-/B1     Plains Exploration & Production Co.,
                                          10.0%, 3/1/16                                  4,327,900
 3,815,000                      B-/B3     Quicksilver Resources, Inc., 7.125%,
                                          4/1/16                                         3,805,463
13,550,000                       B/B2     Quicksilver Resources, Inc., 8.25%,
                                          8/1/15                                        14,363,000
 2,135,000                       B/B3     SandRidge Energy, Inc., 7.5%, 3/15/21          2,247,088
18,935,000                       B/B3     SandRidge Energy, Inc., 8.0%, 6/1/18          20,023,763
 2,675,000                      BB/B1     SM Energy Co., 6.625%, 2/15/19                 2,761,938
 7,250,000                     BB-/B3     Swift Energy Co., 8.875%, 1/15/20              7,938,750
 3,730,000                     B/Caa1     Venoco, Inc., 8.875%, 2/15/19                  3,743,988
 3,550,000                     BB/Ba3     Whiting Petroleum, 6.5%, 10/1/18               3,709,750
                                                                                     -------------
                                                                                    $  126,195,472
--------------------------------------------------------------------------------------------------
                                          Oil & Gas Refining & Marketing -- 2.3%
15,013,000                      B+/B1     Holly Energy Partners LP, 6.25%, 3/1/15   $   15,013,000
   925,000                      B+/B1     Holly Energy Partners LP, 6.25%,
                                          3/1/15 (144A)                                    989,750
56,295,000                    BB+/Ba1     Tesoro Corp., 6.625%, 11/1/15 (b)             58,124,588
                                                                                    --------------
                                                                                    $   74,127,338
--------------------------------------------------------------------------------------------------
                                          Oil & Gas Storage & Transportation -- 0.4%
 3,950,000                      B+/B1     Copano Energy LLC, 7.125%, 4/1/21         $    4,048,750
 1,930,000                    BB-/Ba2     Energy Transfer Equity LP, 7.5%,
                                          10/15/20                                       2,113,350
 6,760,000                     BB/Ba1     Southern Union Co., 7.2%, 11/1/66              6,641,700
                                                                                    --------------
                                                                                    $   12,803,800
                                                                                    --------------
                                          Total Energy                              $  259,916,369
--------------------------------------------------------------------------------------------------
                                          MATERIALS -- 7.3%
                                          Aluminum -- 0.9%
13,972,650        6.83        CCC+/B2     Noranda Aluminum Acquisition, Floating
                                          Rate Note, 5/15/15                        $   13,588,402
14,820,000                       B/B2     Novelis, Inc., 8.75%, 12/15/20                16,561,350
                                                                                    --------------
                                                                                    $   30,149,752
--------------------------------------------------------------------------------------------------
                                          Commodity Chemicals -- 0.8%
13,645,000                    CCC+/B3     Hexion US Finance Corp., 8.875%,
                                          2/1/18 (144A)                             $   14,804,825
 6,275,000                  CCC+/Caa1     Hexion US Finance Corp., 9.0%,
                                          11/15/20                                       6,777,000
 2,625,000                      NR/B1     Rain CII Carbon LLC, 8.0%, 12/1/18             2,756,250
                                                                                    --------------
                                                                                    $   24,338,075
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer High Yield Fund | Semiannual Report | 4/30/11

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                           Construction Materials -- 0.3%
10,105,000                        B/B3     Texas Industries, Inc., 9.25%, 8/15/20    $   10,888,138
---------------------------------------------------------------------------------------------------
                                           Diversified Chemical -- 0.8%
 6,635,000                        B/B1     Ineos Finance Plc, 9.0%, 5/15/15 (144A)   $    7,265,325
10,058,000                    CCC/Caa2     Ineos Group Holdings Plc, 8.5%,
                                           2/15/16 (144A) (b)                            10,410,030
 7,558,000                    CCC/Caa1     Momentive Performance Material, 9.0%,
                                           1/15/21                                        8,143,745
                                                                                     --------------
                                                                                     $   25,819,100
---------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.3%
 8,875,000                       B-/B3     Midwest Vanadium Pty, Ltd., 11.5%,
                                           2/15/18                                   $    9,207,813
---------------------------------------------------------------------------------------------------
                                           Forest Products -- 0.3%
 7,910,000                       B-/B3     Millar Western Forest, 8.5%, 4/1/21       $    7,919,888
---------------------------------------------------------------------------------------------------
                                           Metal & Glass Containers -- 0.7%
 2,170,000                       B-/B2     AEP Industries, Inc., 8.25%, 4/15/19      $    2,224,250
 2,290,000                     CCC+/B3     BWAY Holding Co., 10.0%, 6/15/18 (b)           2,513,275
18,370,000                       B+/B1     Crown Cork and Seal Co., Inc., 7.375%,
                                           12/15/26                                      18,232,225
                                                                                     --------------
                                                                                     $   22,969,750
---------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 0.5%
 7,139,000                   CCC+/Caa1     Graham Packaging Co., 9.875%,
                                           10/15/14                                  $    7,451,331
 9,590,000                        B/B3     Packaging Dynamics Corp., 8.75%,
                                           2/1/16                                         9,937,638
                                                                                     --------------
                                                                                     $   17,388,969
---------------------------------------------------------------------------------------------------
                                           Paper Products -- 0.1%
 4,475,000                       B+/B1     Appleton Papers, Inc., 10.5%,
                                           6/15/15 (144A)                            $    4,721,125
---------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 1.7%
54,035,000                      BB-/B1     Nova Chemicals Corp., 7.875%, 9/15/25     $   54,507,806
---------------------------------------------------------------------------------------------------
                                           Steel -- 0.9%
16,805,000                   CCC+/Caa2     Algoma Acquisition Corp., 9.875%,
                                           6/15/15 (144A)                            $   15,649,656
 5,940,000                       BB/B1     APERAM, 7.375%, 4/01/16                        6,118,200
 2,150,000                       BB/B1     APERAM, 7.75%, 4/1/18                          2,227,938
 4,380,000                        B/B3     JMC Steel Group, 8.25%, 3/15/18                4,588,050
                                                                                     --------------
                                                                                     $   28,583,844
                                                                                     --------------
                                           Total Materials                           $  236,494,260
---------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 4.8%
                                           Aerospace & Defense -- 1.0%
 6,950,000                        B/B3     ADS Tactical, Inc., 11.0%, 4/1/18         $    7,193,250
17,628,000                        B/B1     DynCorp International, 10.375%, 7/1/17        18,861,960

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    29

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                          Aerospace & Defense -- (continued)
 2,925,000                     B+/Ba3     Huntington Ingalls Industries, 6.875%,
                                          3/15/18                                    $    3,078,563
 2,340,000                     B+/Ba3     Huntington Ingalls Industries, 7.125%,
                                          3/15/21                                         2,462,850
                                                                                     --------------
                                                                                     $   31,596,623
---------------------------------------------------------------------------------------------------
                                          Building Products -- 0.2%
 4,025,000                    BB+/Ba3     Building Materials Corp. of America,
                                          6.75%, 5/1/21                              $    4,080,344
 1,541,000                      BB/B2     USG Corp., 8.375%, 10/15/18                     1,618,050
 1,800,000                      BB/B2     USG Corp., 9.75%, 8/1/14 (144A)                 1,962,000
                                                                                     --------------
                                                                                     $    7,660,394
---------------------------------------------------------------------------------------------------
                                          Construction & Engineering -- 0.3%
 9,750,000                    B+/Caa1     New Enterprise Stone & Lime Co., 11.0%,
                                          9/1/18                                     $    9,786,563
---------------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy Trucks -- 0.2%
 4,790,000                    B+/Caa1     American Railcar, 7.5%, 3/1/14             $    4,921,725
---------------------------------------------------------------------------------------------------
                                          Electrical Components & Equipment -- 1.4%
31,930,000                     BB/Ba2     Anixter International Corp., 5.95%,
                                          3/1/15                                     $   32,169,475
 3,100,000                       B/B3     Coleman Cable, Inc., 9.0%, 2/15/18              3,278,250
 9,336,000                     B+/Ba3     General Cable Corp., 7.125%, 4/1/17 (b)         9,592,740
                                                                                     --------------
                                                                                     $   45,040,465
---------------------------------------------------------------------------------------------------
                                          Industrial Conglomerates -- 0.1%
 4,775,000                    CCC+/B3     Park-Ohio Industries, Inc., 8.125%,
                                          4/1/21                                     $    4,870,500
---------------------------------------------------------------------------------------------------
                                          Industrial Machinery -- 0.6%
 5,500,000                       B/B3     Liberty Tire Recycling, 11.0%, 10/1/16     $    6,160,000
14,656,000                    CCC+/B3     Mueller Water Products, 7.375%,
                                          6/1/17 (b)                                     14,546,080
                                                                                     --------------
                                                                                     $   20,706,080
---------------------------------------------------------------------------------------------------
                                          Trading Companies & Distributors -- 1.0%
31,751,000                       B/B1     Wesco Distribution, Inc., 7.5%, 10/15/17   $   32,782,908
                                                                                     --------------
                                          Total Capital Goods                        $  157,365,258
---------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.9%
                                          Air Freight & Couriers -- 0.4%
 8,900,000                  CCC+/Caa1     Ceva Group Plc, 11.5%, 4/1/18 (144A)       $    9,712,125
 3,205,000                  CCC+/Caa1     Ceva Group Plc, 11.625%, 10/1/16 (b)            3,545,531
                                                                                     --------------
                                                                                     $   13,257,656
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer High Yield Fund | Semiannual Report | 4/30/11

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                          Trucking -- 0.5%
 9,880,000                    B-/Caa1     Swift Services Holdings, Inc., 10.0%,
                                          11/15/18                                  $   10,843,300
 4,640,000                       B/B3     Syncreon Global Ireland, Ltd., 9.5%,
                                          5/1/18                                         4,825,600
                                                                                    --------------
                                                                                    $   15,668,900
                                                                                    --------------
                                          Total Transportation                      $   28,926,556
--------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.9%
                                          Auto Parts & Equipment -- 0.9%
 9,980,000                  CCC+/Caa1     Allison Transmission, 11.0%,
                                          11/1/15 (144A)                            $   10,853,250
 7,411,700                  CCC+/Caa1     Allison Transmission, 11.25%,
                                          11/1/15 (144A)                                 8,207,717
 6,350,000                  CCC+/Caa1     Allison Transmission, 7.125%, 5/15/19          6,429,375
 4,650,000                      B+/B1     Pinafore LLC, 9.0%, 10/1/18                    5,080,125
                                                                                    --------------
                                                                                    $   30,570,467
                                                                                    --------------
                                          Total Automobiles & Components            $   30,570,467
--------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 1.8%
                                          Homebuilding -- 0.3%
11,745,000                   CCC/Caa2     Beazer Homes USA, Inc., 9.125%,
                                          6/15/18                                   $   11,715,638
--------------------------------------------------------------------------------------------------
                                          Housewares & Specialties -- 1.5%
 6,700,000                    B-/Caa1     Reynolds Group Holdings, Ltd., 8.25%,
                                          2/15/21                                   $    6,808,875
 7,260,000                     B/Caa1     Reynolds Group Issuer, Inc., 9.0%,
                                          4/15/19                                        7,650,225
 7,495,000                    B-/Caa1     Reynolds Group Issuer, Inc., 8.5%,
                                          5/15/18 (144A)                                 7,719,850
16,900,000                    CCC+/B3     Yankee Acquisition Corp., 9.75%,
                                          2/15/17 (b)                                   18,040,750
 7,875,000                  CCC+/Caa1     YCC Holdings LLC, 10.25%, 2/15/16              8,111,250
                                                                                    --------------
                                                                                    $   48,330,950
                                                                                    --------------
                                          Total Consumer Durables & Apparel         $   60,046,588
--------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 1.3%
                                          Casinos & Gaming -- 0.7%
33,735,000                      NR/WR     Mashantucket Pequot Tribe, 8.5%,
                                          11/15/15 (144A)                           $    4,216,875
 5,648,000                     B/Caa1     Pinnacle Entertainment, Inc., 8.75%,
                                          5/15/20 (b)                                    6,071,600
 2,970,000                     BB-/B1     Scientific Games Corp., 7.875%, 6/15/16        3,118,500
 5,693,000                     BB-/B1     Scientific Games International, Inc.,
                                          9.25%, 6/15/19 (144A)                          6,290,765
 2,050,000                      BB/B1     Seneca Gaming Corp., 8.25%, 12/1/18            2,162,750
                                                                                    --------------
                                                                                    $   21,860,490
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    31

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                          Education Services -- 0.1%
 4,295,000                       B/B2     Cambium Learning Group, Inc., 9.75%,
                                          2/15/17                                   $    4,327,213
--------------------------------------------------------------------------------------------------
                                          Leisure Facilities -- 0.1%
 2,100,000                      B-/B2     Cedar Fair LP/Canada, 9.125%, 8/1/18      $    2,289,000
--------------------------------------------------------------------------------------------------
                                          Restaurants -- 0.3%
16,315,000                  CCC+/Caa1     Burger King Capital, 0.0%, 4/15/19        $    9,625,850
--------------------------------------------------------------------------------------------------
                                          Specialized Consumer Services -- 0.1%
 3,960,000                      B-/B3     ARAMARK Holdings Corp., 8.625%,
                                          5/1/16                                    $    4,068,900
                                                                                    --------------
                                          Total Consumer Services                   $   42,171,453
--------------------------------------------------------------------------------------------------
                                          MEDIA -- 3.1%
                                          Advertising -- 1.0%
11,985,000                     B+/Ba2     Interpublic Group of Cos., 10.0%,
                                          7/15/17                                   $   14,292,113
 4,275,000                      NR/B2     MDC Partners, Inc., 11.0%, 11/1/16             4,745,250
14,000,000                    B-/Caa2     Sitel LLC, 11.5%, 4/1/18                      13,195,000
                                                                                    --------------
                                                                                    $   32,232,363
--------------------------------------------------------------------------------------------------
                                          Broadcasting -- 1.8%
 5,850,000                      B+/B2     CCO Holdings LLC, 7.0%, 1/15/19           $    6,127,875
 3,095,000                       B/B1     Entravision Communications Corp., 8.75%,
                                          8/1/17                                         3,319,388
11,575,000                       B/B1     Hughes Network Systems LLC, 9.5%,
                                          4/15/14                                       11,922,250
15,700,000                  CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%,
                                          2/4/17 (144A)                                 17,191,500
 2,484,969                  CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%, 2/4/17          2,721,041
 4,750,000                    B-/Caa1     Telesat Canada, 11.0%, 11/1/15                 5,284,375
 8,990,000                    B-/Caa1     Telesat Canada, 12.5%, 11/1/17                10,698,100
                                                                                    --------------
                                                                                    $   57,264,529
--------------------------------------------------------------------------------------------------
                                          Movies & Entertainment -- 0.1%
 2,085,000                      B-/B3     Regal Entertainment Group, 9.125%,
                                          8/15/18                                   $    2,236,163
--------------------------------------------------------------------------------------------------
                                          Publishing -- 0.2%
 7,230,000                    B-/Caa1     Interactive Data Corp., 10.25%, 8/1/18    $    8,065,788
                                                                                    --------------
                                          Total Media                               $   99,798,843
--------------------------------------------------------------------------------------------------
                                          RETAILING -- 0.8%
                                          Apparel Retail -- 0.2%
 6,475,000                      B+/B3     Brown Shoe Co, Inc., 7.125%, 5/15/19      $    6,491,188
--------------------------------------------------------------------------------------------------
                                          Automotive Retail -- 0.1%
 4,530,000                    B-/Caa1     Sonic Automotive, Inc., 9.0%, 3/15/18     $    4,869,750
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer High Yield Fund | Semiannual Report | 4/30/11

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                           Internet Retail -- 0.5%
14,040,000                        B/B3     Ticketmaster, 10.75%, 8/1/16              $   15,356,250
                                                                                     --------------
                                           Total Retailing                           $   26,717,188
---------------------------------------------------------------------------------------------------
                                           FOOD & DRUG RETAILING -- 0.3%
                                           Food Distributors -- 0.3%
10,389,000                      BB-/B2     C&S Group Enterprise LLC, 8.375%,
                                           5/1/17 (144A)                             $   10,882,478
                                                                                     --------------
                                           Total Food & Drug Retailing               $   10,882,478
---------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 1.1%
                                           Packaged Foods & Meats -- 0.3%
 4,290,000                       B-/B3     Blue Merger Sub, Inc., 7.625%, 2/15/19    $    4,391,888
 8,050,000                      BB-/B3     Pilgrim's Pride Corp., 7.875%,
                                           12/15/18 (b)                                   7,546,875
                                                                                     --------------
                                                                                     $   11,938,763
---------------------------------------------------------------------------------------------------
                                           Tobacco -- 0.8%
24,855,000                       B+/B2     Alliance One International, Inc., 10.0%,
                                           7/15/16                                   $   25,414,217
                                                                                     --------------
                                           Total Food, Beverage & Tobacco            $   37,352,980
---------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                                           Personal Products -- 0.3%
 1,950,000                        B/B3     NBTY, Inc., 9.0%, 10/1/18                 $    2,125,500
 6,095,000                        B/B2     Revlon Consumer Products Corp., 9.75%,
                                           11/15/15                                       6,643,550
                                                                                     --------------
                                                                                     $    8,769,050
                                                                                     --------------
                                           Total Household & Personal Products       $    8,769,050
---------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 2.1%
                                           Health Care Equipment -- 0.1%
 4,000,000                   CCC+/Caa2     Accellent, Inc., 10.0%, 11/1/17           $    4,040,000
---------------------------------------------------------------------------------------------------
                                           Health Care Facilities -- 0.4%
 2,325,000                        B/B3     Capella Healthcare, Inc., 9.25%, 7/1/17   $    2,505,188
 4,290,000                       B-/B3     Vanguard Health Holding Co. II LLC,
                                           7.75%, 2/1/19 (b)                              4,461,600
 5,965,000                   CCC+/Caa1     Vanguard Health Systems, Inc., 0.0%,
                                           2/1/16                                         3,862,338
                                                                                     --------------
                                                                                     $   10,829,126
---------------------------------------------------------------------------------------------------
                                           Health Care Services -- 1.1%
 2,530,000                     B-/Caa1     BioScrip, Inc., 10.25%, 10/1/15           $    2,530,000
 7,479,000                       B-/B2     Gentiva Health Services, Inc., 11.5%,
                                           9/1/18                                         8,488,665
 6,995,000                   CCC+/Caa1     Surgical Care Affiliates, 10.0%,
                                           7/15/17 (144A)                                 7,222,338

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    33

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                           Health Care Services -- (continued)
16,647,387                     CCC+/B3     Surgical Care Affiliates, 8.875%,
                                           7/15/15 (144A) PIK                       $   17,105,190
                                                                                    --------------
                                                                                    $   35,346,193
--------------------------------------------------------------------------------------------------
                                           Health Care Supplies -- 0.4%
12,229,000                       B-/B3     Biomet, Inc., 10.375%, 10/15/17 (b)      $   13,589,476
--------------------------------------------------------------------------------------------------
                                           Health Care Technology -- 0.1%
 3,125,000                       B-/B3     MedAssets, Inc., 8.0%, 11/15/18          $    3,210,938
                                                                                    --------------
                                           Total Health Care Equipment & Services   $   67,015,733
--------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS & BIOTECHNOLOGY -- 1.0%
                                           Biotechnology -- 0.5%
 6,000,000                      B/Caa1     ConvaTec Healthcare E SA, 10.5%,
                                           12/15/18                                 $    6,465,000
10,559,000                       B+/B3     Lantheus Medical Imaging, Inc., 9.75%,
                                           5/15/17                                      10,981,360
                                                                                    --------------
                                                                                    $   17,446,360
--------------------------------------------------------------------------------------------------
                                           Life Sciences Tools & Services -- 0.5%
 7,975,625                      B/Caa1     Catalent Pharma Solution, 9.5%,
                                           4/15/17 (144A)                           $    8,155,077
 5,836,000                       B+/B3     PharmaNet Development Group, Inc.,
                                           10.875%, 4/15/17                              6,448,780
                                                                                    --------------
                                                                                    $   14,603,857
                                                                                    --------------
                                           Total Pharmaceuticals & Biotechnology    $   32,050,217
--------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.9%
                                           Diversified Financial Services -- 0.3%
 2,700,000    6.66              BB+/NR     Caelus Re II, Ltd., Floating Rate Note,
                                           5/24/13                                  $    2,704,860
 2,265,000                       BB/NR     Ibis Re, Ltd., 11.2775%, 5/10/12              2,334,536
 5,100,000                       BB/NR     Lodestone Re, Ltd., 0.0%, 1/8/14              5,015,850
                                                                                    --------------
                                                                                    $   10,055,246
--------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.6%
12,630,000                       B+/B2     National Money Mart Co., 10.375%,
                                           12/15/16                                 $   14,082,450
 5,070,000    7.68           CCC-/Caa2     NCO Group, Inc., Floating Rate Note,
                                           11/15/13                                      4,499,625
                                                                                    --------------
                                                                                    $   18,582,075
                                                                                    --------------
                                           Total Diversified Financials             $   28,637,321
--------------------------------------------------------------------------------------------------
                                           INSURANCE -- 2.1%
                                           Insurance Brokers -- 1.0%
18,435,000                    CCC/Caa1     Alliant Holdings, Inc., 11.0%,
                                           5/1/15 (144A)                            $   19,495,013
 4,950,000                   CCC+/Caa1     Hub International Holdings, 10.25%,
                                           6/15/15 (144A)                                5,148,000

The accompanying notes are an integral part of these financial statements.

34    Pioneer High Yield Fund | Semiannual Report | 4/30/11

------------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                          Insurance Brokers -- (continued)
 7,563,000        6.68         CCC/B3     USI Holdings Corp., Floating Rate Note,
                                          11/15/14                                      $    7,317,203
                                                                                        --------------
                                                                                        $   31,960,216
------------------------------------------------------------------------------------------------------
                                          Multi-Line Insurance -- 0.5%
12,644,000       10.75        BB/Baa3     Liberty Mutual Group, Floating Rate Note,
                                          6/15/58 (144A)                                $   17,195,840
------------------------------------------------------------------------------------------------------
                                          Reinsurance -- 0.6%
 2,500,000        7.19         BB+/NR     Blue Fin, Ltd., Floating Rate Note,
                                          4/10/12                                       $    2,464,750
 2,000,000        8.92          BB/NR     Caelus Re, Ltd., Floating Rate Note,
                                          6/7/11                                             1,996,600
 2,800,000                     BB+/NR     Foundation Re III, Ltd., 0.0%, 2/25/15             2,743,440
 3,850,000        5.91         BB+/A2     Foundation Re III, Ltd., Floating Rate Note,
                                          2/3/14                                             3,802,645
 1,675,000       12.03          NR/B3     Globecat, Ltd., Floating Rate Note,
                                          1/2/13 (144A)                                      1,583,880
   625,000        8.78          NR/B1     Globecat, Ltd., Floating Rate Note,
                                          1/2/13 (144A)                                        618,625
   750,000        7.20           NR/C     Muteki, Ltd., Floating Rate Note, 5/24/11                900
 1,175,000       14.64          B-/NR     Successor X, Ltd., Floating Rate Note,
                                          12/13/13                                           1,154,203
 2,600,000       16.14          NR/NR     Successor X, Ltd., Floating Rate Note,
                                          12/13/13                                           2,515,760
 4,000,000       13.00          NR/NR     Successor X, Ltd., Floating Rate Note,
                                          2/25/14                                            3,852,400
                                                                                        --------------
                                                                                        $   20,733,203
                                                                                        --------------
                                          Total Insurance                               $   69,889,259
------------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 2.3%
                                          Diversified Real Estate Investment Trusts -- 0.4%
12,750,000                    BB-/Ba3     CNL Income Properties, Inc., 7.25%,
                                          4/15/19                                       $   12,431,250
------------------------------------------------------------------------------------------------------
                                          Real Estate Operating Companies -- 1.8%
60,620,000                      B-/B3     Forest City Enterprises, 6.5%, 2/1/17         $   58,195,200
 1,140,000                      B-/B3     Forest City Enterprises, 7.625%, 6/1/15            1,117,200
                                                                                        --------------
                                                                                        $   59,312,400
------------------------------------------------------------------------------------------------------
                                          Specialized Real Estate Investment Trusts -- 0.1%
 1,800,000                       B/B2     Sabra Health Care LP, 8.125%, 11/1/18         $    1,885,500
                                                                                        --------------
                                          Total Real Estate                             $   73,629,150
------------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.9%
                                          Application Software -- 0.1%
 3,655,000                  CCC+/Caa2     Vangent, Inc., 9.625%, 2/15/15                $    3,677,844
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    35

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                          Data Processing & Outsourced Services -- 0.6%
 6,047,000                    B-/Caa1     First Data Corp., 12.625%, 1/15/21        $    6,629,024
 4,510,000                      B+/B1     First Data Corp., 7.375%, 6/15/19 (b)          4,594,563
 4,722,000                    B-/Caa1     First Data Corp., 8.25%, 1/15/21 (b)           4,698,390
 1,984,000                    B-/Caa1     First Data Corp., 9.875%, 9/24/15 (b)          2,050,960
                                                                                    --------------
                                                                                    $   17,972,937
--------------------------------------------------------------------------------------------------
                                          IT Consulting & Other Services -- 0.2%
 6,325,000                     B/Caa1     SunGard Data Systems, Inc., 7.375%,
                                          11/15/18 (b)                              $    6,530,563
                                                                                    --------------
                                          Total Software & Services                 $   28,181,344
--------------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                                          Communications Equipment -- 0.3%
 7,600,000                       B/B3     CommScope, Inc., 8.25%, 1/15/19           $    7,999,000
--------------------------------------------------------------------------------------------------
                                          Computer Storage & Peripherals -- 0.3%
 8,960,000                    BB+/Ba1     Seagate HDD Cayman, 7.75%, 12/15/18       $    9,497,600
--------------------------------------------------------------------------------------------------
                                          Electronic Manufacturing Services -- 0.0%
 1,190,000                    BB+/Ba1     Jabil Circuit, Inc., 5.625%, 12/15/20     $    1,190,000
                                                                                    --------------
                                          Total Technology Hardware & Equipment     $   18,686,600
--------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS -- 0.1%
                                          Semiconductors -- 0.1%
 2,060,000                     B+/Ba3     Advanced Micro Devices, Inc., 7.75%,
                                          8/1/20                                    $    2,147,550
                                                                                    --------------
                                          Total Semiconductors                      $    2,147,550
--------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 4.1%
                                          Alternative Carriers -- 1.2%
15,051,000                       B/B2     Global Crossing, Ltd., 12.0%, 9/15/15     $   17,609,670
 3,300,000                  CCC+/Caa1     PAETEC Escrow Corp., 9.875%, 12/1/18           3,572,250
12,775,000                      B/Ba3     PAETEC Holdings, 8.875%,
                                          6/30/17 (144A)                                13,940,719
 4,500,000                  CCC+/Caa1     PAETEC Holdings, 9.5%, 7/15/15 (b)             4,725,000
                                                                                    --------------
                                                                                    $   39,847,639
--------------------------------------------------------------------------------------------------
                                          Integrated Telecommunication Services -- 2.4%
 1,590,000                       B/B2     Cincinnati Bell, Inc., 7.0%, 2/15/15      $    1,621,800
 5,640,000                       B/B2     Cincinnati Bell, Inc., 8.25%, 10/15/17         5,724,600
19,520,000                       B/B2     Cincinnati Bell, Inc., 8.375%, 10/15/20       19,568,800
 7,050,000                     BB/Ba2     Frontier Communications Corp., 8.5%,
                                          4/15/20                                        7,640,438
12,150,000                     BB/Ba2     Frontier Communications Corp., 8.75%,
                                          4/15/22                                       13,152,375
 2,358,000                     BB-/B2     GCI, Inc., 8.625%, 11/15/19                    2,599,695
 2,475,000                      B-/B3     Global Crossing UK Finance Plc, 10.75%,
                                          12/15/14                                       2,598,750
 4,505,000                      B+/B1     Mastec, Inc., 7.625%, 2/1/17                   4,606,363
 6,675,000                     B+/Ba3     Windstream Corp., 7.75%, 10/15/20              7,075,500

The accompanying notes are an integral part of these financial statements.

36    Pioneer High Yield Fund | Semiannual Report | 4/30/11

-----------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                          Integrated Telecommunication Services -- (continued)
 3,135,000                     B+/Ba3     Windstream Corp., 7.75%,
                                          10/15/20 (144A)                        $    3,323,100
 9,445,000                     B+/Ba3     Windstream Corp., 8.125%, 9/1/18           10,176,988
                                                                                 --------------
                                                                                 $   78,088,409
-----------------------------------------------------------------------------------------------
                                          Wireless Telecommunication Services -- 0.5%
 5,950,000                      B+/B3     Cricket Communications, Inc., 7.75%,
                                          10/15/20 (b)                           $    6,076,438
 6,450,000                       B/B3     Intelsat Jackson Holdings SA, 7.25%,
                                          4/1/19                                      6,558,844
 1,500,000                       B/B2     MetroPCS Wireless, Inc., 6.625%,
                                          11/15/20                                    1,501,875
 2,300,000                      NR/NR     Richland Towers Funding LLC, 7.87%,
                                          3/15/16                                     2,284,820
                                                                                 --------------
                                                                                 $   16,421,977
                                                                                 --------------
                                          Total Telecommunication Services       $  134,358,025
-----------------------------------------------------------------------------------------------
                                          UTILITIES -- 1.3%
                                          Electric Utilities -- 0.5%
 2,320,000                    BB-/Ba2     Public Service of New Mexico, 9.25%,
                                          5/15/15                                $    2,607,100
 2,340,000                     CCC/B2     Texas Competitive Electric Holdings,
                                          11.5%, 10/1/20                              2,404,350
13,500,000                    CC/Caa3     Texas Competitive Electric Holdings,
                                          15.0%, 4/1/21 (b)                          11,947,500
                                                                                 --------------
                                                                                 $   16,958,950
-----------------------------------------------------------------------------------------------
                                          Gas Utilities -- 0.1%
 2,950,000                     B+/Ba3     Ferrellgas LP, 6.5%, 5/1/21            $    2,891,000
-----------------------------------------------------------------------------------------------
                                          Independent Power Producer & Energy Traders -- 0.7%
 8,310,000                      B+/B1     Calpine Corp., 7.875%, 7/31/20         $    8,954,025
 3,200,000                    BB-/Ba3     Intergen NV, 9.0%, 6/30/17                  3,472,000
 8,050,000                     BB-/B1     NRG Energy, Inc., 7.625%, 1/15/18           8,452,500
                                                                                 --------------
                                                                                 $   20,878,525
                                                                                 --------------
                                          Total Utilities                        $   40,728,475
-----------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $1,429,709,018)                  $1,494,335,164
-----------------------------------------------------------------------------------------------
                                          MUNICIPAL BONDS -- 3.3%
                                          Municipal Airport -- 0.5%
 8,150,000                    CCC+/B3     Houston Texas Airport Revenue, 6.75%,
                                          7/1/29                                 $    7,916,829
 8,460,000                       B/B3     New Jersey Economic Development
                                          Authority, 6.25%, 9/15/29                   7,711,205
                                                                                 --------------
                                                                                 $   15,628,034
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    37

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                          Municipal Development -- 1.0%
 3,815,000                    CCC+/NR     Alliance Airport Authority Texas, 5.25%,
                                          12/1/29                                     $    2,494,323
17,230,000                    CCC+/NR     Alliance Airport Authority Texas, 5.75%,
                                          12/1/29                                         12,027,746
12,500,000                    CCC+/NR     Dallas-Fort Worth International Airport,
                                          5.5%, 11/1/30                                    8,418,000
 4,325,000                  CCC+/Caa2     Dallas-Fort Worth Texas International
                                          Airport Revenue, 6.375%, 5/1/35                  3,146,957
 7,600,000                      B+/B1     Port of Corpus Christi Authority of Nueces
                                          County, 6.7%, 11/1/30                            7,628,576
                                                                                      --------------
                                                                                      $   33,715,602
----------------------------------------------------------------------------------------------------
                                          Municipal General -- 0.5%
 7,875,000                      BB/B1     County of Cook Illinois, 6.5%, 10/15/40     $    7,909,493
 2,700,000                     BB-/B1     Illinois Finance Authority, 6.5%,
                                          10/15/40                                         2,711,826
10,000,000        7.30          NR/NR     Ohio Air Quality Development, Floating
                                          Rate Note, 6/8/22                                1,047,000
 4,400,000                     B+/Ba3     State of Ohio, 5.75%, 4/1/35                     4,051,388
                                                                                      --------------
                                                                                      $   15,719,707
----------------------------------------------------------------------------------------------------
                                          Municipal Pollution -- 1.3%
 6,255,000                     NR/Ba3     Bedford County Economic Development
                                          Authority, 5.6%, 12/1/25                    $    5,765,108
 2,090,000                     NR/Ba3     Bedford County Economic Development
                                          Authority, 6.3%, 12/1/25                         2,044,104
 4,675,000                    BBB-/NR     Butler Industrial Development Board,
                                          5.75%, 9/1/28                                    4,356,212
 4,750,000                     B/Caa2     Ohio State Pollution Control Revenue,
                                          5.6%, 8/1/32                                     3,744,995
 9,980,000                     B/Caa2     Ohio State Pollution Control Revenue,
                                          5.65%, 3/1/33                                    7,898,172
 4,440,000                      NR/NR     Parish of St. James Louisiana, 7.7%,
                                          10/1/22                                          4,439,734
 1,620,000                      B+/B1     Port of Bay City Authority, 6.5%, 5/1/26         1,619,773
10,900,000                      B+/B1     Red River Authority, 6.7%, 11/1/30              10,929,539
                                                                                      --------------
                                                                                      $   40,797,637
----------------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $114,848,494)                         $  105,860,980
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38    Pioneer High Yield Fund | Semiannual Report | 4/30/11

------------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                       Value
------------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE LOAN
                                           INTERESTS -- 6.7%**
                                           ENERGY -- 0.2%
                                           Oil & Gas Equipment & Services -- 0.2%
    771,655        6.00          NR/NR     Aquilex Holdings LLC, Term Loan, 4/1/16      $      774,067
  4,515,663        8.50          B+/NR     Hudson Products Holdings, Inc., Term
                                           Loan, 8/24/15                                     4,380,193
                                                                                        --------------
                                                                                        $    5,154,260
                                                                                        --------------
                                           Total Energy                                 $    5,154,260
------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.2%
                                           Commodity Chemicals -- 0.1%
  1,750,613        6.00          NR/B2     CPG International I, Inc., Term Loan,
                                           1/26/17                                      $    1,759,366
------------------------------------------------------------------------------------------------------
                                           Diversified Chemical -- 0.1%
  1,930,604        7.50          NR/NR     Ineos U.S. Finance Corp., Senior Credit
                                           Term Loan, 12/16/13                          $    2,002,398
  1,900,392        8.00          NR/NR     Ineos U.S. Finance Corp., Senior Credit
                                           Term Loan, 12/16/14                               1,971,063
                                                                                        --------------
                                                                                        $    3,973,461
------------------------------------------------------------------------------------------------------
                                           Steel -- 0.0%
  1,632,324       10.50          NR/NR     Niagara Corp., New Term Loan, 6/29/14        $    1,624,162
                                                                                        --------------
                                           Total Materials                              $    7,356,989
------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.3%
                                           Aerospace & Defense -- 0.3%
  2,947,173        5.28          NR/NR     DAE Aviation Holdings, Tranche B1 Term
                                           Loan, 7/31/14                                $    2,980,329
    787,132        3.56          B-/B1     Hunter Defense Technology, Term Loan,
                                           8/22/14                                             771,390
  2,500,000        8.25        B-/Caa2     IAP Worldwide Services, Term Loan,
                                           12/20/12                                          2,498,438
  2,839,113        5.28          NR/NR     Standard Aero, Ltd., Tranche B2 Term
                                           Loan, 7/31/14                                     2,871,053
    699,952        5.50         NR/Ba2     Tasc, Inc., Tranche A Term Loan,
                                           12/18/14                                            701,264
                                                                                        --------------
                                                                                        $    9,822,474
------------------------------------------------------------------------------------------------------
                                           Building Products -- 0.0%
  1,114,400        5.75         BB/Ba2     Goodman Global Group, Inc., Initial Term
                                           Loan, 10/6/16                                $    1,125,889
------------------------------------------------------------------------------------------------------
                                           Electrical Components & Equipment -- 0.0%
  1,178,100        5.51          NR/NR     Scotsman Industries, Inc., Term Loan,
                                           4/30/16                                      $    1,183,991
                                                                                        --------------
                                           Total Capital Goods                          $   12,132,354
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    39

-----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                            Environmental & Facilities Services -- 0.2%
  4,813,700         7.25       BB-/Baa3     Brickman Group Holdings, Inc., Tranche B
                                            Term Loan, 9/21/16                         $    4,920,001
                                                                                       --------------
                                            Total Commercial Services & Supplies       $    4,920,001
-----------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.2%
                                            Air Freight & Couriers -- 0.2%
  1,365,846         5.31          NR/NR     CEVA Group Plc, Dollar Tranche B Term
                                            Loan, 8/31/16                              $    1,343,651
  3,702,650         5.27          NR/NR     CEVA Group Plc, EGL Tranche B Term
                                            Loan, 8/31/16                                   3,642,482
  1,971,385         5.27          NR/B1     CEVA Group Plc, U.S. Tranche B Term
                                            Loan, 8/31/16                                   1,939,350
                                                                                       --------------
                                                                                       $    6,925,483
                                                                                       --------------
                                            Total Transportation                       $    6,925,483
-----------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.4%
                                            Auto Parts & Equipment -- 0.2%
  2,323,338         2.99          B+/B2     Allison Transmission, Term Loan, 8/7/14    $    2,323,628
    284,224         2.15          NR/NR     Federal Mogul Corp., Tranche C Term Loan,
                                            12/28/15                                          277,696
    557,080         2.17          NR/NR     Federal Mogul Corp., Tranche B Term Loan,
                                            12/29/14                                          544,284
  1,623,856         4.25          NR/NR     Pinafore LLC, Term B1 Loan, 9/21/16             1,641,304
                                                                                       --------------
                                                                                       $    4,786,912
-----------------------------------------------------------------------------------------------------
                                            Tires & Rubber -- 0.2%
  7,817,000         1.96         BB/Ba1     Goodyear Tire & Rubber Co., 2nd Lien
                                            Term Loan, 4/30/14                         $    7,721,242
                                                                                       --------------
                                            Total Automobiles & Components             $   12,508,154
-----------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 0.0%
                                            Housewares & Specialties -- 0.0%
    390,000         4.25          NR/NR     Reynolds Group Holdings, Ltd., U.S. Term
                                            Loan, 2/9/18                               $      392,681
                                                                                       --------------
                                            Total Consumer Durables & Apparel          $      392,681
-----------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.0%
                                            Education Services -- 0.0%
    950,154         2.46          NR/NR     Cengage Learning Acquisitions, Term Loan,
                                            7/4/14                                     $      916,354
                                                                                       --------------
                                            Total Consumer Services                    $      916,354
-----------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.3%
                                            Cable & Satellite -- 0.2%
  4,912,875         4.50        BB-/Ba3     Mediacom Broadband LLC, Tranche F Term
                                            Loan, 10/20/17                             $    4,919,016

The accompanying notes are an integral part of these financial statements.

40    Pioneer High Yield Fund | Semiannual Report | 4/30/11

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                          Cable & Satellite -- (continued)
 2,980,855        2.72         CCC/B2     WideOpenWest LLC, 1st Lien Term Loan,
                                          6/30/14                                     $    2,886,772
                                                                                      --------------
                                                                                      $    7,805,788
----------------------------------------------------------------------------------------------------
                                          Movies & Entertainment -- 0.1%
 3,086,228        5.25          NR/NR     Christie/AIX, Inc., Term Loan, 4/29/16      $    3,078,512
                                                                                      --------------
                                          Total Media                                 $   10,884,300
----------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 0.6%
                                          Packaged Foods & Meats -- 0.6%
 2,059,838        5.50          NR/NR     Green Mountain Coffee Roasters, Inc.,
                                          Term B Facility Loan, 11/18/16              $    2,090,091
14,427,500        7.00          NR/NR     Pierre Foods, Inc., 1st Lien Term Loan,
                                          9/30/16                                         14,553,989
 2,900,000       11.25          NR/NR     Pierre Foods, Inc., 2nd Lien Term Loan,
                                          7/29/17                                          2,956,188
                                                                                      --------------
                                                                                      $   19,600,268
                                                                                      --------------
                                          Total Food, Beverage & Tobacco              $   19,600,268
----------------------------------------------------------------------------------------------------
                                          HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                          Personal Products -- 0.1%
 2,009,700        6.00         NR/Ba1     Revlon Consumer Products Corp., Term
                                          Loan, 3/11/15                               $    2,023,674
                                                                                      --------------
                                          Total Household & Personal Products         $    2,023,674
----------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 2.1%
                                          Health Care Facilities -- 0.3%
 3,851,100        6.50          B+/B1     Ardent Medical Services, Term Loan,
                                          9/15/15                                     $    3,873,563
 5,945,000        0.00          NR/NR     Kindred Healthcare, Inc., Term Loan,
                                          2/7/18                                           5,935,714
                                                                                      --------------
                                                                                      $    9,809,277
----------------------------------------------------------------------------------------------------
                                          Health Care Services -- 1.3%
11,158,750        4.75        BB-/Ba2     Gentiva Health Services, Inc., Term B1
                                          Loan, 2/22/16                               $   11,298,234
 3,513,589        8.50           B/B1     NAMM Holdings, Inc., NAMM Term Loan,
                                          4/1/14                                           3,542,869
 5,180,000        7.00          B+/B1     National Mentor Holdings, Inc., Tranche B
                                          Term Loan, 1/18/17                               5,128,200
 4,342,574        8.25          NR/NR     National Surgical Hospitals, Inc., Initial
                                          Term Loan, 1/4/17                                4,337,146
 6,642,900        7.25          NR/NR     Prime Healthcare Services, Term B Loan,
                                          4/28/15                                          6,526,649
 1,071,389        6.00         BB/Ba3     RehabCare Group, Inc., Term B Loan,
                                          11/1/15                                          1,078,531
 3,911,111        7.50         B+/Ba2     Sun HealthCare Group, Term Loan,
                                          10/18/16                                         3,916,000

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    41

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                          Health Care Services -- (continued)
 4,725,000        0.00          NR/NR     Surgery Center Holdings, Inc., Term Loan,
                                          9/20/16                                    $    4,766,344
 1,521,188        7.75          NR/NR     Virtual Radiologic Corp., Term Loan,
                                          11/3/16                                         1,521,188
                                                                                     --------------
                                                                                     $   42,115,161
---------------------------------------------------------------------------------------------------
                                          Health Care Supplies -- 0.3%
 9,200,000        4.46          B-/B1     Alere, Inc., Term Loan, 6/26/15            $    9,191,380
---------------------------------------------------------------------------------------------------
                                          Health Care Technology -- 0.1%
 3,135,000        6.25          NR/NR     Physician Oncology Services, Effective
                                          Date Term Loan, 2/10/17                    $    3,127,163
---------------------------------------------------------------------------------------------------
                                          Managed Health Care -- 0.1%
 3,513,589        8.50           B/B1     MMM Holdings, Inc., MMM Term Loan,
                                          4/14/15                                    $    3,542,869
                                                                                     --------------
                                          Total Health Care Equipment & Services     $   67,785,850
---------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS & BIOTECHNOLOGY -- 0.6%
                                          Biotechnology -- 0.6%
 6,269,288        5.50          NR/NR     Axcan Intermediate Holdings, Inc., Term
                                          Loan, 1/25/17                              $    6,269,291
10,125,000        0.00          NR/NR     Grifols, Inc., U.S. Tranche B Term Loan,
                                          6/4/16                                         10,237,266
   186,062        6.50          NR/NR     Harvard Drug Group, Delayed Draw Term
                                          Loan, 4/8/16                                      186,062
 1,353,178        6.50          NR/NR     Harvard Drug Group, Closing Date Term
                                          Loan, 4/7/16                                    1,353,178
                                                                                     --------------
                                                                                     $   18,045,797
                                                                                     --------------
                                          Total Pharmaceuticals & Biotechnology      $   18,045,797
---------------------------------------------------------------------------------------------------
                                          INSURANCE -- 1.0%
                                          Insurance Brokers -- 0.8%
 5,032,640        3.30          NR/NR     Alliant Holdings I, Inc., Term Loan,
                                          8/21/14                                    $    5,007,476
 1,598,216        2.81           B/NR     HUB International Holdings, Delayed Draw
                                          Term Loan, 6/13/14                              1,587,628
 5,806,575        6.75           B/NR     HUB International Holdings, Additional
                                          Term Loan, 6/13/14                              5,824,721
 7,109,964        2.81           B/NR     HUB International Holdings, Initial Term
                                          Loan, 6/13/14                                   7,062,860
 6,274,911        2.72           B/B2     USI Holdings Corp., Tranche B Term Loan,
                                          5/5/14                                          6,212,162
 1,457,800        7.00           B/B2     USI Holdings Corp., Series C Term Loan,
                                          5/5/14                                          1,457,193
                                                                                     --------------
                                                                                     $   27,152,040
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42    Pioneer High Yield Fund | Semiannual Report | 4/30/11

-----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (d)    Ratings                                                       Value
-----------------------------------------------------------------------------------------------------
                                          Multi-Line Insurance -- 0.2%
 7,896,043   2.82               B-/NR     AmWINS Group, Inc., Initial Term Loan,
                                          6/8/13                                       $    7,841,757
                                                                                       --------------
                                          Total Insurance                              $   34,993,797
-----------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.2%
                                          Data Processing & Outsourced Services -- 0.1%
 4,089,750   5.50               NR/NR     Fifth Third Bank Processing Solutions, Term
                                          B Loan, 10/28/16                             $    4,132,181
-----------------------------------------------------------------------------------------------------
                                          Internet Software & Services -- 0.0%
   403,232   6.75               NR/NR     SAVVIS, Inc., Term Loan, 8/4/16              $      406,697
-----------------------------------------------------------------------------------------------------
                                          Systems Software -- 0.1%
 1,729,435   2.32             BB-/Ba3     Inverness Medical Innovations, Term Loan,
                                          2/14/13                                      $    1,707,817
 1,456,628   6.75               B+/B1     Telcordia Technologies, Term Loan,
                                          4/9/16                                            1,461,635
                                                                                       --------------
                                                                                       $    3,169,452
                                                                                       --------------
                                          Total Software & Services                    $    7,708,330
-----------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 0.1%
                                          Wireless Telecommunication Services -- 0.1%
 2,770,000   3.29                B/B3     Intelsat Jackson Holdings, Ltd., Term Loan,
                                          2/1/14                                       $    2,716,765
                                                                                       --------------
                                          Total Telecommunication Services             $    2,716,765
-----------------------------------------------------------------------------------------------------
                                          UTILITIES -- 0.2%
                                          Electric Utilities -- 0.2%
 3,870,896   7.75               NR/NR     Race Point Power, Term Loan, 1/11/18         $    3,882,992
 2,392,542   3.74            BBB-/Ba1     Texas Competitive Electric Holdings Co.,
                                          2017 Term Loan, 10/10/17                          1,921,211
                                                                                       --------------
                                                                                       $    5,804,203
                                                                                       --------------
                                          Total Utilities                              $    5,804,203
-----------------------------------------------------------------------------------------------------
                                          TOTAL SENIOR FLOATING RATE
                                          LOAN INTERESTS
                                          (Cost $214,048,597)                          $  219,869,260
-----------------------------------------------------------------------------------------------------
                                          TEMPORARY CASH INVESTMENTS -- 8.7%
                                          Repurchase Agreement -- 3.3%
17,635,000                     NR/Aaa     BNP Paribas Securities, Inc., 0.05%, dated
                                          4/29/11, repurchase price of
                                          $17,635,000 plus accrued interest on
                                          5/2/11 collateralized by $17,987,700
                                          Government National Mortgage
                                          Association I, 5.5%, 12/15/39                $   17,635,000

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    43

-----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                           Repurchase Agreement -- (continued)
17,635,000                      NR/Aaa     Deutschebank, 0.04%, dated 4/29/11,
                                           repurchase price of $17,635,000 plus
                                           accrued interest on 5/2/11 collateralized
                                           by $17,987,700 Federal National
                                           Mortgage Association, 5.5 -- 7.0%,
                                           8/1/37 -- 2/1/38                            $   17,635,000
17,635,000                      NR/Aaa     RBC Capital Markets Corp., 0.03%, dated
                                           4/29/11, repurchase price of
                                           $17,635,000 plus accrued interest on
                                           5/2/11 collateralized by $17,987,898
                                           Federal Farm Credit Bank, 0.79 -- 3.5%,
                                           11/12/13 -- 7/21/20                             17,635,000
17,635,000                      NR/Aaa     SG Americas Securities LLC, 0.05%, dated
                                           4/29/11, repurchase price of
                                           $17,635,000 plus accrued interest on
                                           5/2/11 collateralized by:
                                           $7,101,972 Federal National Mortgage
                                           Association, 4.0 -- 7.0%,
                                           2/1/34 -- 10/1/40
                                           $10,885,728 Freddie Mac Giant, 4.5 --
                                           5.0%, 8/1/18 -- 4/1/34                          17,635,000
17,635,000                      NR/Aaa     SG Americas Securities LLC, 0.02%, dated
                                           4/29/11, repurchase price of
                                           $17,635,000 plus accrued interest on
                                           5/2/11 collateralized by $17,987,701
                                           U.S. Treasury Notes 1.5%, 12/31/13              17,635,000
17,635,000                      NR/Aaa     TD Securities, 0.03%, dated 4/29/11,
                                           repurchase price of $17,635,000 plus
                                           accrued interest on 5/2/11 collateralized
                                           by $17,987,754 U.S. Treasury Inflation
                                           Index Notes, 3.625%, 4/15/28                    17,635,000
                                                                                       --------------
                                                                                       $  105,810,000
-----------------------------------------------------------------------------------------------------
                                           Securities Lending Collateral -- 5.4% (c)
                                           Certificates of Deposit:
 4,558,411                                 Bank of Nova Scotia, 0.27%, 9/29/11         $    4,558,411
 3,190,888                                 BBVA Group NY, 1.11%, 7/26/11                    3,190,888
 4,558,411                                 BNP Paribas Bank NY, 0.34%, 5/9/11               4,558,411
 4,558,411                                 Canadian Imperial Bank of Commerce NY,
                                           0.22%, 10/3/11                                   4,558,411
 4,558,411                                 DnB NOR Bank ASA NY, 0.24%, 6/7/11               4,558,411
 2,279,121                                 National Australia Bank NY, 0.29%,
                                           10/19/11                                         2,279,121
 5,015,242                                 RaboBank Netherland NV NY, 0.34%,
                                           4/2/12                                           5,015,242
 2,735,046                                 Royal Bank of Canada NY, 0.34%,
                                           12/2/11                                          2,735,046

The accompanying notes are an integral part of these financial statements.

44    Pioneer High Yield Fund | Semiannual Report | 4/30/11

-----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------
                                            Certificates of Deposit -- (continued)
  4,558,411                                 Skandinav Enskilda Bank NY, 0.38%,
                                            6/7/11                                     $    4,558,411
  2,735,046                                 SOCGEN NY, 0.28%, 7/14/11                       2,735,046
  1,823,364                                 SOCGEN NY, 0.37%, 6/10/11                       1,823,364
  1,367,523                                 SOCGEN NY, 0.18%, 5/20/11                       1,367,523
  4,558,411                                 Svenska NY, 0.28%, 5/12/11                      4,558,411
  3,190,888                                 Svenska NY, 0.20%, 7/19/11                      3,190,888
  4,558,411                                 Westpac Banking Corp. NY, 0.34%,
                                            12/6/11                                         4,558,411
                                                                                       --------------
                                                                                       $   54,245,995
-----------------------------------------------------------------------------------------------------
                                            Commercial Paper:
  1,823,364                                 American Honda Finance, 0.34%,
                                            1/11/12                                    $    1,823,364
  1,825,368                                 American Honda Finance, 1.06%,
                                            6/20/11                                         1,825,368
  1,671,108                                 Australia & New Zealand Banking Group,
                                            0.91%, 8/4/11                                   1,671,108
  1,823,114                                 BBVLON, 0.55%, 5/9/11                           1,823,114
  2,734,807                                 BBVLON, 0.35%, 5/9/11                           2,734,807
  4,556,670                                 BCSFUN, 0.25%, 6/24/11                          4,556,670
    683,386                                 BCSFUN, 0.22%, 7/29/11                            683,386
  4,101,901                                 CBAPP, 0.26%, 5/23/11                           4,101,901
  4,632,021                                 Caterpillar Financial Services Corp.,
                                            1.06%, 6/24/11                                  4,632,021
  4,558,492                                 Federal Home Loan Bank, 0.27%, 6/1/11           4,558,492
    455,798                                 General Electric Capital Corp., 0.39%,
                                            6/6/11                                            455,798
  3,646,450                                 HSBC, 0.25%, 5/11/11                            3,646,450
    684,406                                 JPMorgan Chase & Co., 1.06%, 6/13/11              684,406
  4,102,570                                 JPMorgan Chase & Co., 0.30%, 5/18/11            4,102,570
  2,278,709                                 NABPP, 0.25%, 6/1/11                            2,278,709
  3,644,568                                 NORDNA, 0.27%, 7/18/11                          3,644,568
  3,644,905                                 PARFIN, 0.23%, 7/11/11                          3,644,905
  1,823,364                                 Royal Bank of Canada NY, 0.30%,
                                            4/30/12                                         1,823,364
  2,734,730                                 SANU, 0.68%, 5/13/11                            2,734,730
  2,732,384                                 SANU, 0.68%, 6/17/11                            2,732,384
  2,277,828                                 SANU, 0.68%, 6/1/11                             2,277,828
  2,734,859                                 SEB, 0.19%, 5/13/11                             2,734,859
  2,279,135                                 SOCNAM, 0.37%, 5/3/11                           2,279,135
  4,558,411                                 Toyota Motor Credit Corp., 0.34%, 9/8/11        4,558,411
  1,368,845                                 Wachovia, 0.46%, 3/1/12                         1,368,845
  1,824,057                                 Wachovia, 0.43%, 10/15/11                       1,824,057
    912,333                                 Wells Fargo & Co., 0.39%, 1/24/12                 912,333
                                                                                       --------------
                                                                                       $   70,113,583
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    45

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                 Value
------------------------------------------------------------------------------------------------
                                           Tri-party Repurchase Agreements:
  8,177,971                                Barclays Capital Plc, 0.03%, 5/2/11    $    8,177,971
  9,116,822                                Deutsche Bank AG, 0.03, 5/2/11              9,116,822
  9,116,822                                HSBC Bank USA NA, 0.03%, 5/2/11             9,116,822
  9,116,822                                RBS Securities, Inc., 0.04%, 5/2/11         9,116,822
                                                                                  --------------
                                                                                  $   35,528,437
------------------------------------------------------------------------------------------------
  Shares
------------------------------------------------------------------------------------------------
                                           Money Market Mutual Funds:
  8,205,139                                Dreyfus Preferred Money Market Fund    $    8,205,139
  8,205,139                                Fidelity Prime Money Market Fund            8,205,139
                                                                                  --------------
                                                                                  $   16,410,278
                                                                                  --------------
                                           Total Securities Lending Collateral    $  176,298,293
------------------------------------------------------------------------------------------------
                                           TOTAL TEMPORARY CASH INVESTMENTS
                                           (Cost $282,108,293)                    $  282,108,293
------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN
                                           SECURITIES -- 104.0%
                                           (Cost $2,932,213,831) (a)              $3,381,210,236
------------------------------------------------------------------------------------------------
                                           OTHER ASSETS AND
                                           LIABILITIES -- (4.0)%                  $ (130,146,440)
------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%             $3,251,063,796
================================================================================================

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

WR     Withdrawn rating.

PIK    Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2011, the value of these securities amounted to $276,346,909 or 8.5% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.


(a) At April 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $2,943,438,774 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $519,745,083
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (81,973,621)
                                                                                   -------------
       Net unrealized gain                                                         $437,771,462
                                                                                   ============

The accompanying notes are an integral part of these financial statements.

46    Pioneer High Yield Fund | Semiannual Report | 4/30/11

(b)    At April 30, 2011, the following securities were out on loan:



---------------------------------------------------------------------------------------
    Shares               Security                                            Value
---------------------------------------------------------------------------------------
           69,700        Alere, Inc.*                                        $2,588,658
          194,750        Blackboard, Inc.*                                    9,369,423
          669,700        CMS Energy Corp.                                    13,260,060
           83,200        General Cable Corp.*                                 4,035,200
          428,400        Hercules Offshore, Inc.*                             2,686,068
            2,900        Itron, Inc.*                                           157,847
            4,900        Legg Mason, Inc.                                       182,035
           44,800        NRG Energy, Inc.+                                    1,084,160
          497,900        SandRidge Energy, Inc.*                              6,154,044
           16,300        Service Corp. International                            191,851
          126,750        Sonic Automotive, Inc.                               1,787,175
          145,000        Texas Industries, Inc.                               6,114,650
            2,000        Windstream Corp.                                        25,620
---------------------------------------------------------------------------------------
      Principal
      Amount ($)
---------------------------------------------------------------------------------------
        1,026,000        Alliance One International, Inc., 5.5%, 7/15/14     $1,097,820
        3,300,000        Berry Petroleum Co., 6.75%, 11/1/20                  3,432,000
        5,000,000        Biomet, Inc., 10.375%, 10/15/17                      5,550,000
          444,000        BWAY Holding Co., 10.0%, 6/15/18                       488,400
        2,290,000        Ceva Group Plc, 11.625%, 10/1/16                     2,541,900
        8,000,000        Ciena Corp., 0.875%, 7/15/17                         7,920,000
        5,890,000        Cricket Communications, Inc., 7.75%, 10/15/20        6,007,800
          240,000        Dollar Financial, 2.875%, 6/30/27 (144A)               261,600
       12,676,000        Expro Finance Luxembourg SCA, 8.5%, 12/15/16        12,422,480
        1,000,000        First Data Corp., 7.375%, 6/15/19                    1,020,000
        3,500,000        First Data Corp., 8.25%, 1/15/21                     3,500,000
        1,100,000        First Data Corp., 9.875%, 9/24/15                    1,133,000
          100,000        Ford Motor Co., 4.25%, 11/15/16                        187,000
        1,406,000        General Cable Corp., 7.125%, 4/1/17                  1,448,180
       11,894,000        Hologic, Inc., 2.0%, 12/15/37                       14,391,740
       16,234,000        Horizon Lines, 4.25%, 8/15/12                       13,798,900
        1,200,000        Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)       1,248,000
          409,000        Mentor Graphics Corp., 4.0%, 4/1/31                    425,360
        9,200,000        Mueller Water Products, 7.375%, 6/1/17               9,108,000
        1,000,000        PAETEC Holdings, 9.5%, 7/15/15                       1,050,000
        4,900,000        Pilgrim's Pride Corp., 7.875%, 12/15/18              4,606,000
        5,000,000        Pinnacle Entertainment, Inc., 8.75%, 5/15/20         5,400,000
        3,800,000        Steel Dynamics, Inc., 5.125%, 6/15/14                4,750,000
        5,500,000        SunGard Data Systems, Inc., 7.375%, 11/15/18         5,665,000
          196,000        Tesoro Corp., 6.625%, 11/1/15                          201,880

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    47

---------------------------------------------------------------------------------------
    Shares            Security                                               Value
---------------------------------------------------------------------------------------
      8,801,000     Texas Competitive Electric Holdings, 15.0%, 4/1/21     $  7,832,890
      4,200,000     Vanguard Health Holding Co. II LLC, 7.75%, 2/1/19         4,368,000
        308,000     Vertex Pharmaceuticals, Inc., 3.35%, 10/1/15                397,320
      2,492,000     Yankee Acquisition Corp., 9.75%, 2/15/17                  2,666,440
---------------------------------------------------------------------------------------
                    Total                                                  $170,556,501
=======================================================================================

+      Represents a pending sale at April 30, 2011.

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.


Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2011 aggregated $784,581,454 and $639,650,323, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The following is a summary of the inputs used as of April 30, 2011, in valuing the Fund's assets:


-----------------------------------------------------------------------------------------------------
                                        Level 1        Level 2           Level 3       Total
-----------------------------------------------------------------------------------------------------
 Convertible Corporate Bonds            $         --   $  633,353,176    $       --    $  633,353,176
 Preferred Stocks                         22,861,242      120,417,342            --       143,278,584
 Common Stocks                           495,650,584               --     3,043,335       498,693,919
 Asset Backed Securities                          --        2,078,151            --         2,078,151
 Collateralized Mortgage Obligations              --        1,632,709            --         1,632,709
 Corporate Bonds                                  --    1,494,335,164            --     1,494,335,164
 Municipal Bonds                                  --      104,813,980     1,047,000       105,860,980
 Senior Floating Rate Loan Interests              --      219,869,260            --       219,869,260
 Temporary Cash Investments                       --      265,698,015            --       265,698,015
 Money Market Mutual Funds                16,410,278               --            --        16,410,278
-----------------------------------------------------------------------------------------------------
 Total                                  $534,922,104   $2,842,197,797    $4,090,335    $3,381,210,236
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

48    Pioneer High Yield Fund | Semiannual Report | 4/30/11

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------------------------
                                                       Senior Floating
                                      Common           Rate Loan           Municipal
                                      Stocks           Interests           Bonds            Total
--------------------------------------------------------------------------------------------------------
 Balance as of 10/31/10               $   194,698      $  1,653,959        $ 1,047,000      $ 2,895,657
 Realized gain (loss)1                         --                --                 --               --
 Change in unrealized appreciation
 (depreciation)2                               --          (587,063)                --         (587,063)
 Net purchases (sales)                  2,848,637        (1,066,896)                --        1,781,741
 Transfers in and out of Level 3*              --                --                 --               --
--------------------------------------------------------------------------------------------------------
 Balance as of 4/30/11                $ 3,043,335      $         --        $ 1,047,000      $ 4,090,335
========================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*  Transfers are calculated at date of transfer.


The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    49

Statement of Assets and Liabilities | 4/30/11 (unaudited)


ASSETS:
  Investment in securities (including securities loaned of $170,556,501)
   (cost $2,932,213,831)                                                     $3,381,210,236
  Cash                                                                           13,510,170
  Receivables --
   Investment securities sold                                                    33,063,687
   Fund shares sold                                                              12,818,280
   Dividends and interest                                                        38,588,328
   Due from Pioneer Investment Management, Inc.                                       1,267
  Other                                                                             172,934
-------------------------------------------------------------------------------------------
     Total assets                                                            $3,479,364,902
-------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                           $   42,081,939
   Fund shares repurchased                                                        6,878,619
   Dividends                                                                      2,163,814
   Upon return of securities loaned                                             176,298,293
  Due to affiliates                                                                 755,304
  Unrealized depreciation on unfunded corporate loans                                 1,840
  Accrued expenses                                                                  121,297
-------------------------------------------------------------------------------------------
     Total liabilities                                                       $  228,301,106
-------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                            $3,007,089,408
  Distributions in excess of net investment income                               (5,556,194)
  Accumulated net realized loss on investments                                 (199,463,983)
  Net unrealized gain on investments                                            448,994,565
-------------------------------------------------------------------------------------------
     Total net assets                                                        $3,251,063,796
-------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,925,137,172/177,892,844 shares)                       $        10.82
  Class B (based on $164,326,532/15,076,360 shares)                          $        10.90
  Class C (based on $616,501,302/56,037,048 shares)                          $        11.00
  Class R (based on $99,111,847/8,195,872 shares)                            $        12.09
  Class Y (based on $439,245,032/40,604,194 shares)                          $        10.82
  Class Z (based on $6,741,911/623,318 shares)                               $        10.82
MAXIMUM OFFERING PRICE:
  Class A ($10.82 [divided by] 95.5%)                                        $        11.33
===========================================================================================

The accompanying notes are an integral part of these financial statements.

50    Pioneer High Yield Fund | Semiannual Report | 4/30/11

Statement of Operations (unaudited)

For the Six Months Ended 4/30/11



INVESTMENT INCOME:
  Dividends                                                $  5,614,372
  Interest                                                   85,903,689
  Income from securities loaned, net                            160,307
-------------------------------------------------------------------------------------------
     Total investment income                                                   $ 91,678,368
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $  9,342,836
  Transfer agent fees and expenses
   Class A                                                      656,617
   Class B                                                      206,702
   Class C                                                      235,000
   Class R                                                       10,550
   Class Y                                                       73,000
   Class Z                                                        2,879
  Distribution fees
   Class A                                                    2,146,373
   Class B                                                    1,028,927
   Class C                                                    3,000,556
   Class R                                                      237,485
  Shareholder communication expense                           1,488,746
  Administrative reimbursements                                 458,302
  Custodian fees                                                 42,300
  Registration fees                                             115,550
  Professional fees                                              77,854
  Printing expense                                               29,730
  Fees and expenses of nonaffiliated trustees                    43,766
  Miscellaneous                                                 143,191
-------------------------------------------------------------------------------------------
     Total expenses                                                            $ 19,340,364
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                   (1,267)
-------------------------------------------------------------------------------------------
     Net expenses                                                              $ 19,339,097
-------------------------------------------------------------------------------------------
       Net investment income                                                   $ 72,339,271
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                             $ 59,645,723
-------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                             $222,359,467
   Unfunded corporate loans                                      (1,840)       $222,357,627
-------------------------------------------------------------------------------------------
  Net gain on investments                                                      $282,003,350
-------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                         $354,342,621
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    51

Statements of Changes in Net Assets

For the Six Months Ended 4/30/11 and the Year Ended 10/31/10

                                                                      Six Months
                                                                      Ended
                                                                      4/30/11             Year Ended
                                                                      (unaudited)         10/31/10
FROM OPERATIONS:
Net investment income                                                 $   72,339,271      $  141,077,419
Net realized gain on investments                                          59,645,723          69,534,226
Change in net unrealized gain on investments                             222,357,627         276,140,337
---------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations               $  354,342,621      $  486,751,982
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.29 and $0.47 per share, respectively)                  $  (48,114,514)     $  (72,460,963)
   Class B ($0.24 and $0.40 per share, respectively)                      (4,964,511)        (13,155,069)
   Class C ($0.25 and $0.41 per share, respectively)                     (14,692,092)        (26,280,574)
   Class R ($0.30 and $0.50 per share, respectively)                      (2,473,686)         (5,041,495)
   Class Y ($0.31 and $0.51 per share, respectively)                     (10,820,070)        (19,799,731)
   Class Z ($0.30 and $0.50 per share, respectively)                        (136,719)            (96,374)
---------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                               $  (81,201,592)     $ (136,834,206)
---------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      $  640,329,377      $1,255,562,665
Reinvestment of distributions                                             65,160,094         100,904,604
Cost of shares repurchased                                              (551,096,523)     (1,772,142,556)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                               $  154,392,948      $ (415,675,287)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                              $  427,533,977      $  (65,757,511)
NET ASSETS:
Beginning of period                                                    2,823,529,819       2,889,287,330
---------------------------------------------------------------------------------------------------------
End of period                                                         $3,251,063,796      $2,823,529,819
---------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income      $   (5,556,194)     $    3,306,127
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

52    Pioneer High Yield Fund | Semiannual Report | 4/30/11

----------------------------------------------------------------------------------------------------
                                     '11 Shares      '11 Amount        '10 Shares       '10 Amount
                                     (unaudited)     (unaudited)
----------------------------------------------------------------------------------------------------
Class A
Shares sold                           40,097,588     $417,062,059        94,387,088     $ 877,116,917
Reinvestment of distributions          4,043,054       41,931,094         6,324,973        58,563,561
Less shares repurchased              (26,557,786)    (274,927,097)     (101,272,169)     (929,363,807)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)            17,582,856     $184,066,056          (560,108)    $   6,316,671
=====================================================================================================
Class B
Shares sold                              165,134     $  1,733,321         1,522,607     $  14,269,679
Reinvestment of distributions            397,170        4,122,614           976,587         9,065,983
Less shares repurchased               (9,713,578)    (101,481,208)      (21,378,104)     (198,746,483)
-----------------------------------------------------------------------------------------------------
   Net decrease                       (9,151,274)    $(95,625,273)      (18,878,910)    $(175,410,821)
=====================================================================================================
Class C
Shares sold                            2,755,738     $ 29,082,887        16,824,613     $ 159,998,328
Reinvestment of distributions            991,556       10,434,476         1,841,206        17,299,864
Less shares repurchased               (7,408,440)     (77,730,441)      (29,726,359)     (278,242,994)
-----------------------------------------------------------------------------------------------------
   Net decrease                       (3,661,146)    $(38,213,078)      (11,060,540)    $(100,944,802)
=====================================================================================================
Class R
Shares sold                              978,285     $ 11,374,544         1,938,602     $  19,998,238
Reinvestment of distributions            204,564        2,366,515           467,649         4,816,792
Less shares repurchased               (1,625,103)     (18,740,325)       (6,125,755)      (62,993,476)
-----------------------------------------------------------------------------------------------------
   Net decrease                         (442,254)    $ (4,999,266)       (3,719,504)    $ (38,178,446)
=====================================================================================================
Class Y
Shares sold                           17,029,010     $176,200,926        19,675,595     $ 181,904,792
Reinvestment of distributions            593,860        6,183,683         1,202,048        11,098,350
Less shares repurchased               (7,463,727)     (77,037,342)      (32,748,053)     (301,428,450)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)            10,159,143     $105,347,267       (11,870,410)    $(108,425,308)
=====================================================================================================
Class Z
Shares sold                              474,104     $  4,875,640           246,206     $   2,274,711
Reinvestment of distributions             11,644          121,712             6,455            60,054
Less shares repurchased                 (115,811)      (1,180,110)         (149,462)       (1,367,346)
-----------------------------------------------------------------------------------------------------
   Net increase                          369,937     $  3,817,242           103,199     $     967,419
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    53

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended          Year         Year          Year        Year         Year
                                                      4/30/11        Ended        Ended         Ended       Ended        Ended
                                                      (unaudited)    10/31/10     10/31/09      10/31/08    10/31/07     10/31/06
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                  $     9.88     $     8.69   $     6.99    $  11.51    $    11.13    $   11.18
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                $     0.26     $     0.49   $     0.54    $   0.56    $     0.50    $    0.55
 Net realized and unrealized gain (loss) on
  investments                                               0.97           1.17         1.87       (3.98)         0.88         0.49
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations  $     1.23     $     1.66   $     2.41    $  (3.42)   $     1.38    $    1.04
Distributions to shareowners:
 Net investment income                                     (0.29)         (0.47)       (0.61)      (0.53)        (0.51)       (0.57)
 Net realized gain                                            --             --        (0.09)      (0.57)        (0.49)       (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $     0.94     $     1.19   $     1.70    $  (4.52)   $     0.38    $   (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $    10.82     $     9.88   $     8.69    $   6.99    $    11.51    $   11.13
====================================================================================================================================
Total return*                                              12.60%         19.66%       37.79%     (32.18)%       13.10%        9.98%
Ratio of net expenses to average net assets+                1.12%**        1.18%        1.25%       1.20%         1.10%        1.11%
Ratio of net investment income to average net assets+       5.01%**        5.28%        7.41%       5.63%         4.50%        5.02%
Portfolio turnover rate                                       44%**          20%          45%         29%           27%          19%
Net assets, end of period (in thousands)              $1,925,137     $1,585,457   $1,398,692    $935,580    $1,789,612   $2,192,694
Ratios with no waiver of fees by the Adviser and
 no reduction for fees paid indirectly:
 Net expenses                                               1.12%**        1.18%        1.25%       1.20%         1.10%        1.11%
 Net investment income                                      5.01%**        5.28%        7.41%       5.63%         4.50%        5.02%
Ratios with waiver of fees by the Adviser and
 reduction for fees paid indirectly:
 Net expenses                                               1.12%**        1.18%        1.25%       1.20%         1.10%        1.10%
 Net investment income                                      5.01%**        5.28%        7.41%       5.63%         4.50%        5.03%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.


The accompanying notes are an integral part of these financial statements.

54  Pioneer High Yield Fund | Semiannual Report | 4/30/11

------------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended          Year        Year         Year         Year        Year
                                                        4/30/11        Ended       Ended        Ended        Ended       Ended
                                                        (unaudited)    10/31/10    10/31/09     10/31/08     10/31/07    10/31/06
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                     $   9.95      $   8.74    $   7.03     $  11.56     $  11.18    $    11.22
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                   $   0.21      $   0.40    $   0.48     $   0.49     $   0.42    $     0.47
 Net realized and unrealized gain (loss) on investments      0.98          1.21        1.89        (3.99)        0.88          0.50
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations     $   1.19      $   1.61    $   2.37     $  (3.50)    $   1.30    $     0.97
Distributions to shareowners:
 Net investment income                                      (0.24)        (0.40)      (0.56)       (0.46)       (0.43)        (0.49)
 Net realized gain                                             --            --       (0.09)       (0.57)       (0.49)        (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $   0.95      $   1.21    $   1.71     $  (4.53)    $   0.38    $    (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  10.90      $   9.95    $   8.74     $   7.03     $  11.56    $    11.18
====================================================================================================================================
Total return*                                               12.14%       18.83%      36.89%       (32.72)%      12.23%         9.25%
Ratio of net expenses to average net assets+                 1.99%**       1.96%       2.04%        1.91%        1.86%         1.84%
Ratio of net investment income to average net assets+        4.17%**       4.52%       6.84%        4.90%        3.75%         4.30%
Portfolio turnover                                             44%**         20%         45%          29%          27%           19%
Net assets, end of period (in thousands)                 $164,327      $241,101    $376,790     $382,124     $813,963    $1,063,908
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                1.99%**       1.96%       2.04%        1.91%        1.86%         1.84%
 Net investment income                                       4.17%**       4.52%       6.84%        4.90%        3.75%         4.30%
Ratios with waiver of fees by the Adviser and
 reduction for fees paid indirectly:
 Net expenses                                                1.99%**       1.96%       2.04%        1.90%        1.85%         1.83%
 Net investment income                                       4.17%**       4.52%       6.84%        4.91%        3.76%         4.31%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.


The accompanying notes are an integral part of these financial statements.

                       Pioneer High Yield Fund | Semiannual Report | 4/30/11  55

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year        Year         Year        Year       Year
                                                           4/30/11       Ended       Ended        Ended       Ended      Ended
                                                           (unaudited)   10/31/10    10/31/09     10/31/08    10/31/07   10/31/06
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $  10.04     $   8.83    $   7.10     $  11.68    $  11.28    $   11.32
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.22     $   0.42    $   0.49     $   0.50    $   0.43    $    0.48
 Net realized and unrealized gain (loss) on investments         0.99         1.20        1.91        (4.05)       0.90         0.50
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $   1.21     $   1.62    $   2.40     $  (3.55)   $   1.33    $    0.98
Distributions to shareowners:
 Net investment income                                         (0.25)       (0.41)      (0.58)       (0.46)      (0.44)       (0.50)
 Net realized gain                                                --           --       (0.09)       (0.57)      (0.49)       (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.96     $   1.21    $   1.73     $  (4.58)   $   0.40    $   (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  11.00     $  10.04    $   8.83     $   7.10    $  11.68    $   11.28
====================================================================================================================================
Total return*                                                  12.24%       18.79%      37.01%      (32.78)%     12.35%        9.22%
Ratio of net expenses to average net assets+                    1.85%**      1.88%       1.98%        1.89%       1.85%        1.82%
Ratio of net investment income to average net assets+           4.29%**      4.60%       6.78%        4.94%       3.76%        4.33%
Portfolio turnover rate                                           44%**        20%         45%          29%         27%          19%
Net assets, end of period (in thousands)                    $616,501     $599,673    $624,726     $483,992    $964,063   $1,247,550
Ratios with no waiver of fees by the Adviser and
 no reduction for fees paid indirectly:
 Net expenses                                                   1.85%**      1.88%       1.98%        1.89%       1.85%        1.82%
 Net investment income                                          4.29%**      4.60%       6.78%        4.94%       3.76%        4.33%
Ratios with waiver of fees by the Adviser and
 reduction for fees paid indirectly:
 Net expenses                                                   1.85%**      1.88%       1.98%        1.89%       1.85%        1.81%
 Net investment income                                          4.29%**      4.60%       6.78%        4.94%       3.76%        4.34%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.


The accompanying notes are an integral part of these financial statements.

56  Pioneer High Yield Fund | Semiannual Report | 4/30/11

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended         Year        Year         Year          Year        Year
                                                          4/30/11       Ended       Ended        Ended         Ended       Ended
                                                          (unaudited)   10/31/10    10/31/09     10/31/08      10/31/07    10/31/06
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                      $ 11.03       $  9.70     $    7.79    $ 12.74       $ 12.28     $ 12.29
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.27       $  0.49     $    0.58    $  0.60       $  0.53     $  0.56
 Net realized and unrealized gain (loss) on investments      1.09          1.34          2.09      (4.42)         0.96        0.56
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $  1.36       $  1.83     $    2.68    $ (3.82)      $  1.49     $  1.12
Distributions to shareowners:
 Net investment income                                      (0.30)        (0.50)        (0.67)     (0.56)        (0.54)      (0.61)
 Net realized gain                                             --           --          (0.09)     (0.57)        (0.49)      (0.52)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  1.06       $  1.33     $    1.91    $ (4.95)      $  0.46     $ (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 12.09       $ 11.03     $    9.70    $  7.79       $ 12.74     $ 12.28
===================================================================================================================================
Total return*                                               12.47%        19.32%        37.73%    (32.36)%       12.76%       9.67%
Ratio of net expenses to average net assets+                 1.38%**       1.49%         1.47%      1.47%         1.34%       1.45%
Ratio of net investment income to average net assets+        4.76%**       5.00%         7.23%      5.44%         4.24%       4.60%
Portfolio turnover rate                                        44%**         20%           45%        29%           27%         19%
Net assets, end of period (in thousands)                  $99,112       $95,570      $119,846    $78,537       $98,353     $54,188
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                1.38%**       1.19%         1.47%      1.47%         1.34%       1.45%
 Net investment income                                       4.76%**       5.00%         7.23%      5.44%         4.24%       4.60%
Ratios with waiver of fees by the Adviser and
 reduction for fees paid indirectly:
 Net expenses                                                1.38%**       1.49%         1.47%      1.47%         1.34%       1.45%
 Net investment income                                       4.76%**       5.00%         7.23%      5.44%         4.24%       4.60%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.


The accompanying notes are an integral part of these financial statements.

                       Pioneer High Yield Fund | Semiannual Report | 4/30/11  57

------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                         Ended          Year         Year         Year         Year         Year
                                                         4/30/11        Ended        Ended        Ended        Ended        Ended
                                                         (unaudited)    10/31/10     10/31/09     10/31/08     10/31/07     10/31/06
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                      $   9.88      $   8.69     $   6.99     $  11.48     $  11.11    $  11.16
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.28      $   0.51     $   0.57     $   0.60     $   0.55    $   0.59
 Net realized and unrealized gain (loss) on investments       0.97          1.19         1.87        (3.95)        0.87        0.49
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $   1.25      $   1.70     $   2.44     $  (3.35)    $   1.42    $   1.08
Distributions to shareowners:
 Net investment income                                       (0.31)        (0.51)       (0.65)       (0.57)       (0.56)      (0.61)
 Net realized gain                                              --            --        (0.09)       (0.57)       (0.49)      (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $   0.94      $   1.19     $   1.70     $  (4.49)    $   0.37    $  (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  10.82      $   9.88     $   8.69     $   6.99     $  11.48    $  11.11
====================================================================================================================================
Total return*                                                12.79%        20.16%       38.59%      (31.79)%      13.48%      10.43%
Ratio of net expenses to average net assets+                  0.78%**       0.79%        0.78%        0.76%        0.71%       0.68%
Ratio of net investment income to average net assets+         5.32%**       5.67%        7.95%        6.15%        4.88%       5.39%
Portfolio turnover rate                                         44%**         20%          45%          29%          27%         19%
Net assets, end of period (in thousands)                  $439,245      $300,439     $367,933     $253,593     $317,661    $265,107
Ratios with no waiver of fees by the Adviser and
 no reduction for fees paid indirectly:
 Net expenses                                                 0.78%**       0.79%        0.78%        0.76%        0.71%       0.68%
 Net investment income                                        5.32%**       5.67%        7.95%        6.15%        4.88%       5.39%
Ratios with waiver of fees by the Adviser and
 reduction for fees paid indirectly:
 Net expenses                                                 0.78%**       0.79%        0.78%        0.76%        0.71%       0.68%
 Net investment income                                        5.32%**       5.67%        7.95%        6.15%        4.88%       5.39%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.


The accompanying notes are an integral part of these financial statements.

58  Pioneer High Yield Fund | Semiannual Report | 4/30/11

-------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended         Year         Year       Year
                                                              4/30/11       Ended        Ended      Ended         7/6/07 to
                                                              (unaudited)   10/31/10     10/31/09   10/31/08      10/31/07 (a)
-------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                          $ 9.86        $ 8.65       $ 7.01     $ 11.51       $11.42
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                        $ 0.27        $ 0.53       $ 0.58     $  0.60       $ 0.17
 Net realized and unrealized gain (loss) on investments         0.99          1.18         1.80       (3.95)        0.09
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations          $ 1.26        $ 1.71       $ 2.38     $ (3.35)      $ 0.26
Distributions to shareowners:
 Net investment income                                         (0.30)        (0.50)       (0.65)      (0.58)       (0.17)
 Net realized gain                                                --           --         (0.09)      (0.57)         --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ 0.96        $ 1.21       $ 1.64     $ (4.50)      $ 0.09
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $10.82        $ 9.86       $ 8.65     $  7.01       $11.51
===============================================================================================================================
Total return*                                                  12.99%        20.35%       37.48%     (31.76)%       2.35%(b)
Ratio of net expenses to average net assets+                    0.85%**       0.85%        0.85%       0.85%        0.67%**
Ratio of net investment income to average net assets+           5.17%**       5.60%        7.49%       6.34%        4.92%**
Portfolio turnover rate                                           44%**         20%          45%         29%          27%(b)
Net assets, end of period (in thousands)                      $6,742        $2,499       $1,300     $   247       $  101
Ratios with no waiver of fees by the Adviser and
 no reduction for fees paid indirectly:
 Net expenses                                                   0.90%**       0.98%        0.98%       1.02%        0.67%**
 Net investment income                                          5.12%**       5.47%        7.36%       6.17%        4.92%**
Ratios with waiver of fees by the Adviser and
 reduction for fees paid indirectly:
 Net expenses                                                   0.85%**       0.85%        0.85%       0.85%        0.67%**
 Net investment income                                          5.17%**       5.60%        7.49%       6.34%        4.92%**
===============================================================================================================================

(a) Class Z shares were first publicly offered on July 6, 2007.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

                       Pioneer High Yield Fund | Semiannual Report | 4/30/11  59

Notes to Financial Statements | 4/30/11 (unaudited)


1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus


60    Pioneer High Yield Fund | Semiannual Report | 4/30/11
contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    61

   At April 30, 2011, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.


62    Pioneer High Yield Fund | Semiannual Report | 4/30/11

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2010 was as follows:



--------------------------------------------------------------------------------
                                                                            2010
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                  $136,834,206
   Long-term capital gain                                                     --
--------------------------------------------------------------------------------
      Total                                                         $136,834,206
================================================================================

   The following shows the components of distributable earnings on a federal income tax-basis at October 31, 2010:



--------------------------------------------------------------------------------
                                                                           2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                 $   13,420,625
   Capital loss carryforward                                       (255,741,539)
   Current year dividend payable                                     (2,257,722)
   Unrealized appreciation                                          215,411,995
--------------------------------------------------------------------------------
      Total                                                      $  (29,166,641)
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds, and interest on defaulted bonds.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (Uni-Credit), earned $49,307 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2011.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).


                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    63

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


64    Pioneer High Yield Fund | Semiannual Report | 4/30/11

G. Credit Default Swap Agreements

   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

   When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

   The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

   The Fund had no credit default swap contracts in the portfolio at April 30, 2011.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    65

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the six months ended April 30, 2011, the effective management fee was equivalent to 0.62% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through March 1, 2012 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement for any class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $125,924 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2011, such out-of-pocket expenses by class of shares were as follows:



--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $  928,704
 Class B                                                                 107,617
 Class C                                                                 257,535
 Class R                                                                  82,134
 Class Y                                                                 110,271
 Class Z                                                                   2,485
--------------------------------------------------------------------------------
    Total                                                             $1,488,746
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $514,220 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2011.


66    Pioneer High Yield Fund | Semiannual Report | 4/30/11

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $115,160 in distribution fees payable to PFD at April 30, 2011.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2011, CDSCs in the amount of $72,825 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended April 30, 2011, the Fund's expenses were not reduced under such arrangements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    67

6. Line of Credit Facility

The Fund has a $100 million committed, unsecured revolving line of credit facility. The Fund may borrow up to the lesser of $100 million or the limit set for borrowings by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the Federal Funds Rate as in effect on that day, plus 1.25% on an annualized basis or the overnight London Interbank Offered Rate (LIBOR) as in effect on that day plus 1.25% on an annualized basis. The Fund pays a quarterly commitment fee for this facility.

For the six months ended April 30, 2011, there were no borrowings outstanding.


7. Unfunded Loan Commitments

As of April 30, 2011, the Fund had unfunded loan commitments of approximately $1,114,569 (excluding unrealized depreciation on those commitments of $1,840 as of April 30, 2011) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------------------
                                                                                  Net
                                                                                  Unrealized
 Loan                                     Shares      Cost          Value         Loss
--------------------------------------------------------------------------------------------
 National Specialty Hospitals, Delayed
  Draw Term Loan                          757,426     $757,426      $756,479       $   (947)
 Physician Oncology, Delayed Draw
  Term Loan                               357,143     $357,143      $356,250       $   (893)
--------------------------------------------------------------------------------------------
  Total                                                                            $ (1,840)
============================================================================================

In addition, the Fund had the following bridge loan commitments outstanding as of April 30, 2011:

-----------------------------------------------------------------------------------------------------
                                                                                          Net
                                                                                          Unrealized
 Loan                                     Shares         Cost             Value           Gain
-----------------------------------------------------------------------------------------------------
 Endo Pharmaceuticals, Bridge Loan,
  4/10/12                                 12,900,000     $12,900,000      $12,900,000          $--
 EchoStar Corp., Bridge Loan, 6/30/19      7,875,000     $ 7,875,000      $ 7,875,000          $--
 Emergency Medical, Bridge Loan,
  3/1/12                                  15,800,000     $15,800,000      $15,800,000          $--
 Kindred Healthcare, Bridge Loan,
  2/7/12                                  10,500,000     $10,500,000      $10,500,000          $--
 Silgan Holdings, Bridge Loan,
  4/12/12                                 14,700,000     $14,700,000      $14,700,000          $--
-----------------------------------------------------------------------------------------------------
    Total                                                                                      $--
=====================================================================================================

68    Pioneer High Yield Fund | Semiannual Report | 4/30/11

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    69

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2010 and September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial


70    Pioneer High Yield Fund | Semiannual Report | 4/30/11
attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2010, in the fifth quintile of its Morningstar category for the three year period ended June 30, 2010, in the fourth quintile of its Morningstar category for the five year period ended June 30, 2010, and in the first quintile of its Morningstar category for the ten year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees noted that the yield of the Fund for the twelve months ended June 30, 2010 trailed the yield of the Fund's benchmark for the same period. The Trustees discussed the Fund's performance with PIM in view of the Fund's investment approach and the market conditions present during the relevant periods, and were satisfied with the information presented by PIM with respect to the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    71

The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2010 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the impact of the Fund's transfer agency and other non-management fee expenses on the Fund's expense ratio. The Trustees also noted that the Fund's median account size was significantly smaller than its mean account size.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any


72    Pioneer High Yield Fund | Semiannual Report | 4/30/11
economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    73

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive Vice President
Mark E. Bradley, Treasurer
Christopher J. Kelley, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


74    Pioneer High Yield Fund | Semiannual Report | 4/30/11

                           This page for your notes.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/11    75

                           This page for your notes.

76    Pioneer High Yield Fund | Semiannual Report | 4/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: www.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 29, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 29, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date June 29, 2011

* Print the name and title of each signing officer under his or her signature.